UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

DISCOVER FINANCIAL SERVICES

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2500 Lake Cook Road

Riverwoods, Illinois 60015

February 27, 2009

Dear Fellow Shareholder:

I cordially invite you to attend Discover Financial Services’ 2009 Annual Meeting of Shareholders to be held at 9:00 a.m., local time, on April 21, 2009, at our corporate headquarters located at 2500 Lake Cook Road, Riverwoods, Illinois 60015.

This year, in accordance with rules promulgated by the Securities and Exchange Commission, we have elected to use the Internet as our primary means of furnishing proxy materials to our shareholders. Accordingly, most shareholders will not receive paper copies of our proxy materials and we will mail a notice to these shareholders with instructions for accessing the proxy materials, including our proxy statement and annual report, and for voting via the Internet. This notice also provides information on how shareholders may obtain paper copies of our proxy materials free of charge, if they so choose. The electronic delivery of our proxy materials will significantly reduce our printing and mailing costs and the environmental impact of the proxy materials.

All shareholders of record of our outstanding shares of Common Stock at the close of business on February 23, 2009 will be entitled to vote at the Annual Meeting.

Your vote is important! Whether or not you plan to attend the Annual Meeting, please read the enclosed proxy statement and vote as soon as possible via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing the completed proxy card. Mailing your completed proxy card or using the telephone or Internet voting systems will not prevent you from voting in person at the meeting if you are a shareholder of record and wish to do so.

Important information about the matters to be acted upon at the meeting is included in the notice of meeting and proxy statement. Our 2008 Annual Report contains information about our company and its financial performance.

I am very much looking forward to our 2009 Annual Meeting of Shareholders.

Very truly yours,

David W. Nelms

Chairman and Chief Executive Officer

2500 Lake Cook Road

Riverwoods, Illinois 60015

NOTICE OF 2009 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 21, 2009

NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Shareholders of Discover Financial Services, a Delaware corporation (the “Company”), will be held at 9:00 a.m., local time, on April 21, 2009, at our corporate headquarters located at 2500 Lake Cook Road, Riverwoods, Illinois 60015, for the following purposes:

1.	Elect the members of the Board of Directors named in the enclosed Proxy Statement.

2.	Approval of the Discover Financial Services Amended and Restated 2007 Omnibus Incentive Plan.

3.	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.

4.	Transact any other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Our Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal 1 of the Proxy Statement, FOR approval of the Discover Financial Services Amended and Restated 2007 Omnibus Incentive Plan as described in Proposal 2 of the Proxy Statement and FOR the ratification of the appointment of the independent registered public accounting firm as described in Proposal 3 of the Proxy Statement.

Our shareholders of record on February 23, 2009 are entitled to notice of and to vote at the meeting and at any adjournment or postponement of the meeting. A list of shareholders entitled to vote at the meeting will be available for any shareholder to examine at the Annual Meeting and for ten days prior to the Annual Meeting at our corporate headquarters located at 2500 Lake Cook Road, Riverwoods, Illinois 60015.

This year, in accordance with rules promulgated by the Securities and Exchange Commission (“SEC”), we have elected to use the Internet as our primary means of providing our proxy materials to shareholders. Consequently, most shareholders will not receive paper copies of our proxy materials. We will instead send to these shareholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and annual report, and for voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how shareholders may obtain paper copies of our proxy materials free of charge, if they so choose. The electronic delivery of our proxy materials will significantly reduce our printing and mailing costs and the environmental impact of the proxy materials.

The Notice of Internet Availability of Proxy Materials will also identify the date, time and location of the Annual Meeting; the matters to be acted upon at the meeting and the Board of Directors’ recommendation with regard to each matter; a toll-free telephone number, an e-mail address, and a website where shareholders can request a paper or e-mail copy of the Proxy Statement, our annual report to shareholders and a form of proxy relating to the Annual Meeting; information on how to access the form of proxy; and information on how to obtain directions to attend the meeting and vote in person.

To gain admission to the Annual Meeting, you will need to show that you are a shareholder of the Company. All shareholders will be required to show valid, government-issued, picture identification or an employee badge issued by the Company. If your shares are registered in your name, your name will be compared to the list of registered shareholders to verify your share ownership. If your shares are held in the name of your broker or bank, you will need to bring evidence of your share ownership, such as your most recent brokerage account statement or a legal proxy from your broker. If you do not have valid picture identification and proof that you own Company shares, you will not be admitted to the Annual Meeting. In the interests of security, all packages and bags are subject to inspection. Please arrive before the start of the meeting to allow time for identity verification. You may also listen to a live audio of the Annual Meeting at www.discoverfinancial.com.

You are cordially invited to attend the Annual Meeting, but whether or not you expect to attend in person, you are urged to mark, date and sign your proxy card and return it by mail or follow the alternative voting procedures described in the Notice of Internet Availability of Proxy Materials or the proxy card.

By Order of the Board of Directors,

Kathryn McNamara Corley

Executive Vice President, General Counsel and Secretary

February 27, 2009

YOUR VOTE IS IMPORTANT

PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN YOUR PROXY CARD OR FOLLOW THE ALTERNATIVE VOTING PROCEDURES DESCRIBED ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR THE PROXY CARD SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND SO THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. YOUR PROMPT ACTION WILL AID THE COMPANY IN REDUCING THE EXPENSE OF PROXY SOLICITATION.

DISCOVER FINANCIAL SERVICES

2500 Lake Cook Road

Riverwoods, Illinois 60015

(224) 405-0900

Proxy Statement

The Board of Directors of Discover Financial Services is soliciting your proxy to vote at the Annual Meeting of Shareholders to be held on April 21, 2009, at 9:00 a.m., local time, and any adjournment or postponement of that meeting (the “Annual Meeting”). The Annual Meeting will be held at our corporate headquarters located at 2500 Lake Cook Road, Riverwoods, Illinois 60015. This Proxy Statement and the accompanying Proxy Card, Notice of Meeting, and Annual Report to Shareholders was first sent or made available, on or about March 9, 2009, to shareholders of record as of February 23, 2009 (the “Record Date”). For those shareholders receiving a Notice of Internet Availability of Proxy Materials, the Notice of Internet Availability of Proxy Materials was first mailed on or about March 9, 2009, to shareholders of record as of the Record Date. The only voting securities of the Company are shares of the Company’s Common Stock, $0.01 par value per share (the “Common Stock”), of which there were 481,455,941 shares outstanding as of the Record Date (excluding treasury stock). We need a majority of the shares of Common Stock outstanding on the record date present, in person or by proxy, to hold the Annual Meeting.

In this Proxy Statement, we refer to Discover Financial Services as the “Company,” “Discover,” “we” or “us” and the Board of Directors as the “Board.” When we refer to Discover Financial Services’ fiscal year, we mean the twelve-month period ending November 30 of the stated year (for example, fiscal 2008 is December 1, 2007 through November 30, 2008). When we refer to the “Spin-off,” we mean the distribution of the Company’s Common Stock to shareholders of Morgan Stanley (“Morgan Stanley”), the Company’s former parent company, on June 30, 2007.

The Company’s Annual Report to Shareholders, which contains consolidated and combined financial statements for fiscal 2008, accompanies this Proxy Statement. You also may obtain a copy of the Company’s Annual Report on Form 10-K for fiscal 2008 that was filed with the SEC, without charge, by writing to or telephoning our Investor Relations department at the above address or telephone number. The Company’s Annual Report on Form 10-K is also available in the “Investor Relations” section of www.discoverfinancial.com.

THE PROXY PROCESS AND SHAREHOLDER VOTING

Why Did I Receive These Materials?

Shareholders of the Company at the close of business on the Record Date are entitled to vote at the Company’s Annual Meeting of Shareholders. This Proxy Statement provides notice of the shareholder meeting, describes the three proposals presented for shareholder action and includes information required to be disclosed to shareholders. The accompanying proxy card (the “Proxy Card”) provides shareholders with a simple way to vote on the described proposals without having to attend the Annual Meeting in person.

What Proposals Am I Being Asked To Vote For?

You are being asked to vote FOR:

1.	The election of the directors named in this Proxy Statement (See Proposal 1 on page 5 for more information).

2.	The Approval of the Discover Financial Services Amended and Restated 2007 Omnibus Incentive Plan (“Plan”). No additional shares are being requested for future issuance beyond the shares already approved and the term of the Plan is not being extended. We are asking you to approve the Plan solely so that awards under the plan in 2009 and thereafter are fully tax deductible as performance-based compensation to the extent permitted under U.S. federal income tax law. (See Proposal 2 on page 41 for more information).

3.	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. (See Proposal 3 on page 49 for more information).

What Does It Mean If I Receive More Than One Set Of Materials?

This means you hold shares of the Company in more than one way. For example, you may own some shares directly as a “Registered Holder” and other shares through a broker or you may own shares through more than one broker. In these situations you may receive multiple sets of proxy materials. In order to vote all of the shares you own, you must either sign and return all of the Proxy Cards or follow the instructions for any alternative voting procedure on each of the Proxy Cards or Notice of Internet Availability of Proxy Materials you receive. Each Proxy Card you received came with its own prepaid return envelope. If you vote by mail, make sure you return each Proxy Card in the return envelope which accompanied that Proxy Card.

Does My Vote Matter?

YES! We are required to obtain shareholder approval for the election of directors and other important matters. Each share of Common Stock is entitled to one vote and every share voted has the same weight. In order for the Company to obtain the necessary shareholder approval of proposals, a “quorum” of shareholders (a majority of the issued and outstanding shares entitled to vote, excluding treasury stock) must be represented at the Annual Meeting in person or by proxy. If a quorum is not obtained, the Company must postpone the Annual Meeting and solicit additional proxies; this is an expensive and time-consuming process that is not in the best interests of the Company or its shareholders. Since few shareholders can spend the time or money to attend shareholder meetings in person, voting by proxy is important to obtain a quorum and complete the shareholder vote.

How Do I Vote?

You may vote by mail or follow any alternative voting procedure described on the Proxy Card. To use an alternative voting procedure, follow the instructions on each Proxy Card that you receive or on the Notice of Internet Availability of Proxy Materials.

To vote by mail, sign and date each Proxy Card you receive, indicating your voting preference on each proposal, and return each Proxy Card in the prepaid envelope that accompanied that Proxy Card. If you return a signed and dated Proxy Card but you do not indicate your voting preferences, your shares will be voted in favor of each of the director nominees, the approval of the Discover Financial Services Amended and Restated 2007 Omnibus Incentive Plan (“Amended and Restated 2007 Omnibus Incentive Plan”) and the ratification of the appointment of Deloitte & Touche LLP (“Deloitte & Touche”) as our independent registered public accounting firm.

By returning your signed and dated Proxy Card or providing instructions by the alternative voting procedure in time to be received for the Annual Meeting, you authorize Kathryn McNamara Corley and Simon Halfin (the “Proxies”) to act as your proxies to vote your shares of Common Stock as specified.

How Many Votes Are Required To Approve A Proposal?

Each director will be elected by a majority of the votes cast with respect to such director. A “majority of the votes cast” means that the number of votes cast “for” a given director exceeds the number of votes cast “against” that director. Under Delaware law, if the director is not elected at the Annual Meeting, the director will continue to serve on the Board as a “holdover director.” As required by the Company’s By-Laws, each director has submitted an irrevocable letter of resignation as director that becomes effective if he or she is not elected by shareholders and if the Board accepts the resignation. If a director is not elected, the Nominating and Governance Committee will consider the director’s resignation and recommend to the Board whether to accept or reject the resignation. The Board will decide whether to accept or reject the resignation and publicly disclose its decision and, if it rejects the resignation, the rationale behind the decision within 90 days after the election results are certified.

The ratification of Deloitte & Touche’s appointment as independent registered public accounting firm and the approval of the Amended and Restated 2007 Omnibus Incentive Plan requires the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote thereon.

You may “abstain” from voting for any nominee in the election of directors, on the proposal to approve the Amended and Restated 2007 Omnibus Incentive Plan and on the proposal to ratify the appointment of Deloitte & Touche as independent registered public accounting firm. Shares voting “abstain” on any nominee for director will be excluded entirely from the vote and will have no effect on the election of directors. Shares voting “abstain” on the proposal to approve the Amended and Restated 2007 Omnibus Incentive Plan and/or to ratify the appointment of Deloitte & Touche as independent registered public accounting firm will be counted as present at the Annual Meeting for purposes of that proposal and your abstention will have the effect of a vote against the applicable proposal.

What Is The Effect Of Not Voting?

The effect of not voting depends on how ownership of your shares is registered and the proposal to be voted upon. If you own shares as a Registered Holder, rather than through a broker, your unvoted shares will not be represented at the Annual Meeting and will not count toward the quorum requirement. Except as described below, assuming a quorum is obtained, your unvoted shares will not affect whether a proposal is approved or rejected.

If you own shares through a broker and do not vote, your broker may represent your shares at the Annual Meeting for purposes of obtaining a quorum. As described in the answer to the following question, in the absence of your voting instruction, your broker may or may not vote your shares.

If I Don’t Vote, Will My Broker Vote For Me?

If you own your shares through a broker and you don’t vote, your broker may vote your shares at its discretion on certain “routine matters.” With respect to other proposals, however, your broker may not be able to vote your shares for you and the aggregate number of unvoted shares is reported as the “broker non-vote.” “Broker non-vote” shares are counted toward the quorum requirement but they do not affect the determination of whether a matter is approved. The Company believes that the election of directors, the approval of the Amended and Restated 2007 Omnibus Incentive Plan and the ratification of Deloitte and Touche’s appointment as independent registered public accounting firm are “routine matters” on which brokers will be permitted to vote any unvoted shares.

If I Own My Shares Through A Broker, How Is My Vote Recorded?

Brokers typically hold shares of common stock for many shareholders. In this situation the Registered Holder on the Company’s stock register is the broker or its nominee. This often is referred to as holding shares in “Street Name.” The “Beneficial Owners” do not appear in the Company’s shareholder register. Therefore, for shares held in Street Name, distributing the proxy materials and tabulating votes are both two-step processes. Brokers inform the Company how many of their clients are Beneficial Owners and the Company provides the broker with that number of proxy materials. Each broker then forwards the proxy materials to its clients who are Beneficial Owners to obtain their votes. When you receive proxy materials from your broker, your vote is sent to your broker. Shortly before the meeting, each broker totals the votes and submits a Proxy Card reflecting the aggregate votes of the Beneficial Owners for whom it holds shares.

If I Own My Shares In The Discover Financial Services 401(k) Plan, How Is My Vote Recorded?

The Bank of New York Mellon (“Mellon”), the trustee and custodian of the Discover 401(k) Plan, must receive your voting instructions for the Common Stock held on your behalf in this plan on or before April 16, 2009. If Mellon does not receive your voting instructions by that date, it will vote your shares, together with forfeited shares in the Discover 401(k) Plan, in the same proportion as the voting instructions that it receives from other Discover 401(k) Plan participants. On February 23, 2009, there were 3,825,533 shares in the Discover 401(k) Plan.

If I Own My Shares In The Morgan Stanley 401(k) Plan, How Is My Vote Recorded?

Mellon, the trustee and custodian of the Morgan Stanley 401(k) Plan, must receive your voting instructions for the Common Stock held on your behalf in this plan on or before April 16, 2009. If Mellon does not receive your voting instructions by that date, it will vote your shares, together with forfeited shares in the Morgan Stanley 401(k) Plan, in the same proportion as the voting instructions that it receives from other Morgan Stanley 401(k) Plan participants. On February 23, 2009, there were 12,347,530 shares in the Morgan Stanley 401(k) Plan.

Is My Vote Confidential?

Yes. The vote of any shareholder will not be revealed to anyone other than a non-employee tabulator of votes or an independent election inspector, except (i) as necessary to meet legal requirements or to assist in the pursuit or defense of legal action; (ii) if the Company concludes in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes; (iii) in the event of a proxy, consent or other solicitation in opposition to the voting recommendation of the Board of Directors; or (iv) if you request, or consent to disclosure of your vote or if you write comments on your Proxy Card or ballot.

Can I Revoke My Proxy And Change My Vote?

Yes. You have the right to revoke your proxy at any time prior to the time your shares are voted. If you are a Registered Holder, your proxy can be revoked in several ways: (i) by timely delivery of a written revocation delivered to the Corporate Secretary; (ii) by submitting another valid proxy bearing a later date (including through any alternative voting procedure described on the Proxy Card); or (iii) by attending the meeting and giving notice to Company’s inspectors of elections (the “Inspectors of Elections”) that you intend to vote your shares in person. If you are the Beneficial Owner of shares held by a broker, you must contact your broker in order to revoke your proxy.

Will Any Other Business Be Transacted At The Meeting? If So, How Will My Proxy Be Voted?

Management does not know of any business to be transacted at the Annual Meeting other than those matters described in this Proxy Statement. The period specified in the Company’s By-Laws for submitting additional proposals to be considered at the meeting has passed and there are no such proposals to be considered. However, should any other matters properly come before the Annual Meeting, or any adjournments and postponements thereof, shares to which voting authority has been granted to the Proxies will be voted by the Proxies in accordance with their judgment.

Who Counts The Votes?

Votes will be counted and certified by the Inspectors of Election, who are employees of BNY Mellon Investor Services, the Company’s independent Transfer Agent and Registrar. If you are a Registered Holder, your executed Proxy Card is returned directly to BNY Mellon Investor Services for tabulation. As noted above, if you hold your shares through a broker, your broker returns one Proxy Card to BNY Mellon Investor Services on behalf of all its clients.

How Much Does The Proxy Solicitation Cost?

The largest expense in the proxy process is printing and mailing the proxy materials. We also reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of our Common Stock. Proxies may be solicited on behalf of the Company by directors, officers or employees of the Company in person or by mail, telephone, over the Internet or facsimile transmission. No additional compensation will be paid to such directors, officers, or employees for soliciting proxies. The Company will bear the entire cost of solicitation of proxies, including the preparation, assembly, printing and mailing of this Proxy Statement and the accompanying Proxy Card, Notice of Meeting and Financial Annual Report to Shareholders. The Company has retained BNY Mellon Shareowner Services to assist with the solicitation of proxies from certain shareholders, for which services BNY Mellon Shareowner Services will receive a fee that is expected to be about $7,500 plus reimbursement for certain expenses.

PROPOSAL 1

Election of Directors

Our Board currently has eleven (11) directors. The entire Board stands for election at each annual meeting of shareholders. Each director holds office until his or her successor has been duly elected and qualified or the director’s earlier resignation, death or removal. The nominees are all current directors of Discover Financial Services, and each nominee has indicated that he or she will serve if elected. We do not anticipate that any nominee will be unable or unwilling to stand for election, but if that happens, your proxy will be voted for another person nominated by the Board. The Board may also choose to reduce the number of directors to be elected, as permitted by our By-laws.

The Board recommends that you vote “FOR” the election of all of the eleven director nominees: Jeffrey S. Aronin, Mary K. Bush, Gregory C. Case, Robert M. Devlin, Cynthia A. Glassman, Richard H. Lenny, Thomas G. Maheras, Michael M. Moskow, David W. Nelms, E. Follin Smith and Lawrence A. Weinbach. Proxies solicited by our Board will be voted “FOR” these nominees unless otherwise instructed.

Information Concerning Nominees for Election as Directors

Jeffrey S. Aronin, 41. Director since 2007. Mr. Aronin is president and chief executive officer of Ovation Pharmaceuticals Inc., a biopharmaceutical company he founded in 2000. He is the former chairman and chief executive officer at MedCare Technologies Inc., a publicly held healthcare company. He also has held various positions at American Health Products Corporation, including leadership of both marketing and business development and in the pharmaceutical division of Carter-Wallace, Inc. He serves as a director of PhRMA (The Pharmaceutical Research and Manufacturers of America), The Chicago Entrepreneurial Center and The Museum of Science and Industry among others.

Mary K. Bush, 60. Director since 2007. Ms. Bush has served since 1991 as the president of Bush International, which advises U.S. companies and foreign governments on international financial markets, banking and economic matters. She has served as the U.S. government’s representative on the IMF Board, head of the Federal Home Loan Bank System and head of International Finance at Fannie Mae. In 2006, President Bush appointed her chairman of the HELP Commission, whose goal is to improve the effectiveness of U.S. foreign aid.

In 2007, she served on the Department of the Treasury’s Advisory Commission on the Auditing Profession. Ms. Bush is a member of the board of directors of UAL Corporation, Briggs & Stratton Corporation, ManTech International Corporation, Marriott and The Pioneer Family of Mutual Funds.

Gregory C. Case, 46. Director since 2007. Mr. Case has been president and chief executive officer of Aon Corporation since 2005 and is a member of the company’s Board of Directors. Prior to joining Aon, Mr. Case was with McKinsey & Company, the international management consulting firm, for 17 years, most recently serving as head of the Financial Services Practice. Prior to joining McKinsey, he worked for the investment banking firm of Piper, Jaffray and Hopwood and the Federal Reserve Bank in Kansas City. He serves as a director of Children’s Memorial Hospital, the Economic Club of Chicago, and the Financial Services Roundtable, among others.

Robert M. Devlin, 67. Director since 2007. Mr. Devlin is chairman of Curragh Capital Partners, a private equity and investment firm he founded in 2002. He is a principal owner and a director of Forethought Financial Group Inc., a life insurance and financial services company. He also serves as a director of Cooper Industries, Ltd. and LKQ Corporation. He was chairman, president and chief executive officer of American General Corporation from 1996 to 2001.

Cynthia A. Glassman Ph.D, 61. Director since 2009. Dr. Glassman was appointed by President Bush as Under Secretary for Economic Affairs at the U.S. Department of Commerce from 2006-2009 and as Commissioner of the U.S. Securities and Exchange Commission from 2002-2006. Dr. Glassman has spent over 35 years in the public and private sectors focusing on financial services regulatory and public policy issues, including 12 years at the Federal Reserve and 15 years in consulting. Dr. Glassman has been elected to the Board of the SEC Historical Society and is an Honorary Fellow of Lucy Cavendish College, University of Cambridge, England.

Richard H. Lenny, 57. Director since 2009. Mr. Lenny was chairman, president and chief executive officer of The Hershey Company, a manufacturer, distributor and marketer of chocolate and non-chocolate candy, snacks and candy-related grocery products, from January 2002 until his retirement in December 2007. From 1998-2001, Mr. Lenny was President of Nabisco Biscuit Company, which became a subsidiary of Kraft Foods, Inc. in 2000. Mr. Lenny is a director of McDonald’s Corporation.

Thomas G. Maheras, 46. Director since 2008. Partner, Tegean Capital Management, LLC since 2008. Mr. Maheras was chairman and co-chief executive officer of Citigroup Inc.’s Markets and Banking from 2007-2008. From 2004-2007, Mr. Maheras was co-president of Citi Markets and Banking. Mr. Maheras was formerly chairman of the U.S. Treasury Department Borrowing Advisory Committee and a director of the Securities Industry and Financial Markets Association.

Michael H. Moskow, 71. Director since 2007. Mr. Moskow retired as president and chief executive officer of the Federal Reserve Bank of Chicago in 2007, where he had served since 1994. From 1993-1994, he was a full-time faculty member at Northwestern University (Kellogg School of Management). Prior to teaching at Northwestern, Mr. Moskow was a deputy U.S. trade representative with the rank of Ambassador, following his appointment by President George H. W. Bush in 1991. From 1969 to 1977, he held a number of senior positions with the U.S. government, including undersecretary of labor at the U.S. Department of Labor, director of the Council on Wage and Price Stability and senior staff economist with the Council of Economic Advisers. Mr. Moskow serves on the board of directors of Commonwealth Edison Company, Northern Trust Mutual Funds, Taylor Capital Group Inc. and Diamond Management and Technology Consultants.

David W. Nelms, 48. Director since 1998 and Chairman since 2009. Mr. Nelms has served as our chief executive officer since 2004 and was president and chief operating officer from 1998 to 2004. Mr. Nelms was also our Chairman from 2004 until the Spin-Off. Prior to joining Discover, Mr. Nelms worked at MBNA America Bank from 1991 to 1998, most recently as a vice chairman. From 1990-1991, Mr. Nelms was a senior product manager for Progressive Insurance. From 1986-1990, Mr. Nelms was a management consultant with Bain & Company.

E. Follin Smith, 49. Director since 2007. Ms. Smith retired from Constellation Energy Group, Inc. in May 2007 where she was executive vice president, chief financial officer and chief administrative officer. Ms. Smith joined Constellation Energy Group as senior vice president, chief financial officer in June 2001 and was appointed chief administrative officer in December 2003. Before joining Constellation Energy Group, she served as senior vice president and chief financial officer of Armstrong Holdings, Inc. Prior to joining Armstrong, Ms. Smith held senior financial positions with General Motors, including chief financial officer for the company’s Delphi Chassis System division. She serves on the board of directors of Ryder System, Inc., and the board of trustees of the Darden Foundation of the University of Virginia.

Lawrence A. Weinbach, 69. Director since 2007 and Lead Director since 2009. Mr. Weinbach has been chairman of Great Western Products Holdings LLC since January 2009 and has been a partner of Yankee Hill Capital Management LLC, a private equity firm, since 2006. Prior to that, he was the executive chairman of Unisys Corporation, a worldwide information services and technology company, from 2005 to 2006, and its chairman and chief executive officer from 1997 to 2004. He began his career in 1961 at Arthur Andersen, ultimately serving as managing partner and chief executive of Andersen Worldwide, a global professional services organization, which included Arthur Andersen and the company known as Accenture from 1989 to 1997. Mr. Weinbach serves on the board of directors of Avon Products, Inc.

CORPORATE GOVERNANCE

Director independence

The Board of Directors has adopted our Corporate Governance Policies, which contain the director independence guidelines. The Board uses these guidelines to assist it in determining whether or not directors qualify as “independent” pursuant to the guidelines and the requirements set forth in the New York Stock Exchange’s Corporate Governance Rules (“Rules”). In each case, the Board broadly considers all relevant facts and circumstances and applies the guidelines and the Rules in determining whether or not directors qualify as “independent.” Our Corporate Governance Policies are available in the “Investor Relations” section of www.discoverfinancial.com and are available in print free of charge to any shareholder who requests a copy. Pursuant to our Corporate Governance Policies and the Rules, the Board reviewed the independence of all of our current directors.

During this review, the Board considered transactions and relationships between each Director or any member of his or her immediate family (or any entity of which a Director or an immediate family member is an executive officer, general partner or significant equity holder) and the Company and its subsidiaries and affiliates. The Board also considered whether there were any transactions or relationships between Directors or any member of their immediate family and members of the Company’s senior management. The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the Director is independent.

As a result of this review, the Board affirmatively determined that Jeffrey S. Aronin, Mary K. Bush, Gregory C. Case, Dennis D. Dammerman, Robert M. Devlin, Dr. Cynthia A. Glassman, Philip A. Laskawy, Richard H. Lenny, Thomas G. Maheras, Michael H. Moskow, E. Follin Smith and Lawrence A. Weinbach are independent of the Company and its management under the standards set forth in the Corporate Governance Policies and the Rules. Mr. Laskawy resigned as a director of our Company on September 26, 2008 and Mr. Dammerman resigned as Chairman and a director of our Company on January 12, 2009. The Board determined that two (2) of our directors, David W. Nelms and Michael L. Rankowitz, were not independent. Mr. Nelms is considered an inside Director because of his employment as our Chief Executive Officer and, therefore, is not independent. Mr. Rankowitz, who resigned as a director of our Company as of December 11, 2008, was considered a non-independent outside Director as a result of his serving as a senior advisor to Morgan Stanley, our former parent, since 2006, in which capacity he received more than $100,000 in a twelve-month period during the last three years and, thus, he was precluded from being considered independent under our Corporate Governance Policies.

In determining that each of the Directors other than Messrs. Nelms and Rankowitz is or was independent, the Board considered, among other things, the following relationships, which it determined were immaterial to the Directors’ independence. The Board considered that the Company and its subsidiaries in the ordinary course of business have, during the last three years, sold products and services to, and/or purchased products and services from, companies at which some of our Directors were officers during fiscal 2008. In each case, the amount paid to or received from these companies in each of the last three years did not exceed the greater of $1,000,000 or 2% of that organization’s consolidated gross revenues, the threshold set forth in our Corporate Governance Policies and the Rules. The Board also considered that certain companies at which some of our directors serve (or served) as officers (including Messrs. Dammerman, Aronin and Case and Ms. Smith) utilized the investment banking services of Morgan Stanley, our former parent, during the relevant period. The Board determined that such relationships were arm’s-length relationships provided in the ordinary course of Morgan Stanley’s business. The Board also considered that some Directors were directors (but not officers) of the companies or institutions that we engaged in business with or that we or Morgan Stanley made charitable contributions to during the fiscal year.

In particular, the Board considered that Mr. Maheras was an employee of Citigroup Inc. (“Citi”) until 2007 and Discover has several arms length relationships with Citi, including an unsecured committed credit facility. Additionally, Citi continues to provide banking, transitional and network license services to Diners Club International (“Diners Club”), a wholly-owned subsidiary of the Company. In the aggregate, the relationships between Citi and Discover (including Discover’s affiliates) were not material under our Corporate Governance Policies or the Rules. The Board also considered that our former parent made contributions during the last three years to the Alvin Ailey Dance Foundation, where our former director Mr. Laskawy is the Chairman of the Executive Committee of the Board of Trustees, in excess of the greater of $1 million or 2% of the Foundation’s annual gross revenues during the year. Mr. Laskawy is not an officer or employee of the Foundation and received no personal benefit from the contributions, the contributions were by our former parent and not by our Company and the contributions did not violate our Corporate Governance Policies or the Rules.

Board meetings and committees

Our Board of Directors held nine meetings during fiscal 2008. Each director attended at least 75% or more of the total number of meetings of the Board and committees on which the director served that were held while the director was a member. Our Board of Directors has established the following committees: Audit, Compensation, and Nominating and Governance. The membership and function of each committee and the number of meetings held by each committee is described below.

Committee	Members	Primary Responsibilities	# of Meetings
Audit*	Ms. Smith (Chair) Dr. Glassman Mr. Maheras Mr. Moskow	• Oversee the integrity of our consolidated financial statements, our system of internal control over financial reporting, our risk management, and the qualifications and independence of our independent registered public accounting firm. • Oversee the performance of our internal auditor and independent registered public accounting firm and our compliance with legal and regulatory requirements. • Sole authority and responsibility to select, determine the compensation of, evaluate and, when appropriate, replace our independent registered public accounting firm.	9

Committee	Members	Primary Responsibilities	# of Meetings
Compensation*	Mr. Case (Chair) Mr. Aronin Mr. Devlin	• Annually review and approve the corporate goals and objectives relevant to the compensation of the Chief Executive Officer and evaluate his performance in light of these goals. • Determine the compensation of our executive officers and other appropriate officers. • Administer our incentive and equity-based compensation plans. • Oversee plans for management development and succession.	8

Nominating and Governance*	Mr. Weinbach (Chair) Ms. Bush Mr. Lenny	• Identify and recommend candidates for election to our Board and each Board committee. • Establish procedures for oversight of the evaluation of our Board and management. • Recommend director compensation and benefits. • Review annually our corporate governance policies.	7

*	Mr. Maheras was elected to the Board and the Nominating and Governance Committee on September 15, 2008. Upon Mr. Maheras’ election, Mr. Case resigned from the Nominating and Governance Committee and was appointed as a member of the Compensation Committee. Mr. Laskawy resigned from the Audit Committee and the Board on September 26, 2008. On September 26, 2008, Ms. Smith was appointed Chair of the Audit Committee and Mr. Maheras was appointed as a member of the Audit Committee. Mr. Maheras remained a member of the Nominating and Governance Committee. Mr. Rankowitz resigned from the Board on December 11, 2008. Effective December 31, 2008, Mr. Case was appointed as Chair of the Compensation Committee and Mr. Dammerman concluded his service as Chair and a member of the Compensation Committee. Effective January 12, 2009, Mr. Dammerman resigned as Chairman and a director of the Board. Also effective January 12, 2009, Mr. Nelms was elected Chairman of the Board and Mr. Weinbach was elected Lead Director. On February 20, 2009, Dr. Glassman was elected to the Board and the Audit Committee and Mr. Lenny was elected to the Board and the Nominating and Governance Committee. Dr. Glassman joined the Board subsequent to the Audit Committee Report on page 50 and is thus not named on this report. Upon Mr. Lenny’s election, Mr. Maheras resigned from the Nominating and Governance Committee. Mr. Maheras remained a member of the Audit Committee.

Our Board has adopted a written charter for each of the Audit, Compensation and Nominating and Governance Committees setting forth the roles and responsibilities of each committee. The charters are available in the “Investor Relations” section of www.discoverfinancial.com.

All members of the Audit, Compensation and the Nominating and Governance Committees satisfy the standards of independence applicable to members of such committees. In addition, the Board has determined that Mr. Moskow and Ms. Smith are “audit committee financial experts” as such term is defined by the SEC rules.

Board attendance at annual shareholder meeting

The Company’s Corporate Governance Policies state that directors will attend annual meetings of shareholders unless he or she is unable to attend a meeting due to extenuating circumstances.

Nomination of directors

The Nominating and Governance Committee is responsible for identifying, screening and recommending candidates to the Board. This Committee may consider director candidates from a wide range of sources, including shareholders, officers and directors. The Board is responsible for nominating directors for election by the shareholders and filling any vacancies on the Board that may occur. In fiscal 2008, the Board did not use the services of any third party for selecting directors. In fiscal 2009, the Board used the services of James Drury Partners when selecting directors. The Company paid James Drury Partners approximately $110,000 for their services in fiscal 2009 in connection with the recruitment of directors.

New directors

The Nominating and Governance Committee recommends director candidates to the full Board after receiving input from all directors. The Board elected Mr. Maheras to the Board effective September 15, 2008. Several members of the Board recommended Mr. Maheras as a director candidate to the Nominating and Governance Committee. Members of the Committee and other directors met or spoke with Mr. Maheras to assess him as a director candidate. The Committee unanimously recommended to the full Board that Mr. Maheras be elected as a director. The Board followed the Committee’s recommendation. The Board also elected Dr. Glassman and Mr. Lenny to the Board effective February 20, 2009. Several members of the Board recommended Dr. Glassman and Mr. Lenny as director candidates to the Nominating and Governance Committee. Members of the Committee and other directors met or spoke with each of Dr. Glassman and Mr. Lenny to assess them as director candidates. The Committee unanimously recommended to the full Board that Dr. Glassman and Mr. Lenny be elected as directors. The Board followed the Committee’s recommendation.

Director qualifications

The Company’s Corporate Governance Policies describe our director qualifications. The Board seeks members who combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated; they should be selected based upon their potential contributions to the Board and management and their ability to represent the interests of shareholders. Also, the Board will consider the diversity of a candidate’s perspectives, background and other demographics.

Lead Director

The Board has designated Lawrence A. Weinbach, who is Chairman of the Nominating and Governance Committee, as the Lead Director. The Lead Director:

i.	Presides at all meetings of the Board at which the Chairman is not present, and has the authority to call, and will lead, non-employee Director sessions and independent Director sessions;

ii.	Helps facilitate communication between the Chairman/CEO and the independent directors;

iii.	Advises the Chairman of the Board’s informational needs;

iv.	Approves Board meeting agenda items and the schedule of Board meetings; and

v.	May request inclusion of additional agenda items for Board meetings.

Non-employee director meetings

The non-employee directors meet regularly in executive sessions without management present. The Company’s Corporate Governance Policies also require that if any non-employee directors are not independent, then the independent directors will meet in an independent director session at least once per year. The Lead Director, who is independent, presides over these executive and independent director sessions. In fiscal 2008, the Board held two independent director sessions.

Communications with directors

Shareholders and other interested parties may contact any member of our Board by writing to: Discover Financial Services, 2500 Lake Cook Road, Riverwoods, Illinois 60015, Attention: Secretary and General Counsel. All communications should be accompanied by the following information: (i) if the person submitting the communication is a security holder, a statement of the type and amount of the securities of the Company that the person holds; (ii) if the person submitting the communication is not a security holder and is submitting the communication to the non-management directors as an interested party, the nature of the person’s interest in the Company; (iii) any special interest, meaning an interest not in the capacity of a shareholder of the Company, of the person in the subject matter of the communication; and (iv) the address, telephone number and e-mail address, if any, of the person submitting the communication. The Board’s Policy Regarding Communications by Shareholders and Other Interested Parties with the Board of Directors is available in the “Investor Relations” section of our website, www.discoverfinancial.com. Shareholder and interested party communications received in this manner will be handled in accordance with procedures approved by our independent directors.

Shareholder recommendations for director candidates

Our Nominating and Governance Committee is responsible for identifying individuals qualified to become Board members consistent with the Board qualification criteria described above and set forth in the Company’s Corporate Governance Policies which are available in the “Investor Relations” section of www.discoverfinancial.com. The Nominating and Governance Committee may consider director candidates recommended by shareholders. The procedures to submit recommendations are described in the Policy Regarding Director Candidates Recommended by Shareholders, available in the “Investor Relations” section of www.discoverfinancial.com.

Shareholders who wish to recommend a candidate for the Committee’s consideration must submit the recommendation in writing in accordance with the Board’s Policy Regarding Communications by Shareholders and Other Interested Parties with the Board of Directors discussed above. Shareholders may make recommendations at any time, but recommendations for consideration as nominees at the annual meeting of shareholders must be received not less than 120 days before the first anniversary of the date that the proxy statement was released to shareholders in connection with the previous year’s annual meeting. In fiscal 2008, there were no director candidates submitted by shareholders. To submit a candidate for consideration for nomination at the 2010 annual meeting of shareholders, shareholders must submit the recommendation, in writing, by November 6, 2009. The written notice must demonstrate that it is being submitted by a shareholder of record of the Company and include information about each proposed director candidate, including name, age, business address, principal occupation, principal qualifications and other relevant biographical information. In addition, the shareholder must confirm their candidates’ consent to serve as a director. Shareholders must send recommendations to Discover Financial Services, 2500 Lake Cook Road, Riverwoods, Illinois 60015, Attention: Secretary and General Counsel and they will be forwarded to the Nominating and Governance Committee.

The Nominating and Governance Committee identifies, evaluates and recommends director candidates to the Board. The Committee accepts shareholder recommendations of director candidates and evaluates such candidates in the same manner as other candidates. The Committee determines the need for additional or replacement Board members, then identifies and evaluates the director candidate under the criteria described above based on the information the Committee receives with the recommendation or which it otherwise possesses, which may be supplemented by certain inquiries. If the Committee determines, in consultation with other directors, including the Chairman of the Board, that a more comprehensive evaluation is warranted, the Committee may then obtain additional information about the director candidate’s background and experience, including by means of interviews. The Committee will then evaluate the director candidate further, again using the qualification criteria described above. The Committee receives input on such director candidates from other directors, including the Chairman of the Board, and recommends director candidates to the full Board for nomination. The Committee may engage a third party to assist in identifying director candidates or to assist in gathering information regarding a director candidate’s background and experience. If the Committee engages a third party, the Committee approves the fee that the Company pays for these services.

Shareholders may nominate director candidates by complying with our By-Law provisions discussed below under “Shareholder Proposals for the 2010 Annual Meeting.”

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

The Compensation Committee is responsible for the review and approval of the Company’s executive compensation program. Members of the Company’s senior management and human resources department work with the Company’s compensation consultant, Hewitt Associates, and the Compensation Committee’s independent consultant, Semler Brossy Consulting Group, LLC, to develop recommendations for the Compensation Committee.

Role of the Compensation Committee

The Compensation Committee is responsible for the review and approval of all aspects of the Company’s executive compensation program and makes all decisions regarding the compensation of the Company’s executive officers named in the executive compensation tables below (“NEOs”). Specific responsibilities of the Compensation Committee include to:

•	review, approve and administer all compensation programs affecting NEOs and ensure such plans are aligned with the Company’s compensation structure policies

•	annually review and approve:

¡	performance criteria, goals, and award vehicles used in our compensation plans

¡	performance of and compensation delivered to our Chief Executive Officer and other NEOs

•	oversee the Company’s management development and succession planning efforts

•	review and approve any contracts, policies, or programs related to compensation, contractual arrangements, or severance plans affecting NEOs

As described below under “Compensation Discussion and Analysis—The Decision Making Process,” the Compensation Committee consults with the Chief Executive Officer with respect to the compensation of the Chief Operating Officer and the Chief Financial Officer and consults with the Chief Operating Officer with respect to the executive officers who report directly to him.

The Compensation Committee’s charter is available in the “Investor Relations” section of the Company’s website at www.discoverfinancial.com.

Role of the Compensation Consultants

The Compensation Committee regularly consults with its external independent compensation consultant in performing its duties. The Compensation Committee has broad authority to retain and dismiss compensation consultants, as well as to establish the scope of the consultant’s work. While the consultant reports to the Compensation Committee, the consultant works with the Company’s human resources staff and executive management as approved by the Compensation Committee Chair. The Compensation Committee has retained Semler Brossy Consulting Group, LLC, as its independent executive compensation consultant. Semler Brossy provides experiential guidance to the Compensation Committee on what is considered fair and competitive practice in the industry, primarily with respect to the compensation of the Chief Executive Officer, but also for other senior Company officers. Semler Brossy is independent of management and provides no services to management. Other than the services provided to the Compensation Committee, Semler Brossy provides no other services to the Company.

The Company has retained Hewitt Associates to advise our management on executive compensation matters. Hewitt Associates provides competitive compensation and program and policy data as well as information concerning industry practices.

Director Compensation

We have adopted the Directors’ Compensation Plan to establish our directors’ annual compensation and to further advance the interest of the Company and its shareholders by encouraging increased stock ownership by our non-employee directors, in order to promote long-term shareholder value. Our directors are required to retain a certain amount of stock as described in the Section below “Stock Ownership Guidelines.”

Directors who also are our employees do not receive any compensation under the Directors’ Compensation Plan. The compensation under the Directors’ Compensation Plan is described below.

Cash Compensation. Each non-employee director receives the following cash compensation under the Directors’ Compensation Plan for service on our Board and committees of our Board:

•	An annual retainer fee of $75,000;

•	An additional annual retainer fee for our non-executive chairman and Lead Director of $75,000;

•	An additional annual retainer fee of $25,000 for the chairperson of each committee of our Board other than the Audit Committee; and

•	An additional annual retainer fee of $50,000 for the chairperson of the Audit Committee of our Board.

Equity Compensation. Pursuant to the Directors’ Compensation Plan, we may issue awards of up to 500,000 shares of Common Stock to our non-employee directors. Each non-employee director receives the following equity compensation under the Directors’ Compensation Plan for service on our Board and committees of our Board:

•

For those appointed to our Board before December 31, 2007, an initial grant (the “Initial Grant”) of $350,000 in restricted stock units (“RSUs”) (reduced by one-24th for each month after the Spin-Off in which the director becomes a member of our Board) and an annual grant of $125,000 in RSUs beginning with our 2008 annual meeting.

•

For those elected to our Board after December 31, 2007, an annual grant of $125,000 in RSUs beginning with the first annual meeting at which the director is elected to our Board. For those joining our Board on a date other than an annual meeting, a grant of $125,000 in RSUs on the date on which the director becomes a member of our Board, adjusted by one-12th for each month before the next annual meeting of shareholders.

The number of RSUs granted is determined by dividing the dollar amount by our share closing price on the date of grant. The Initial Grant vests in two equal annual installments on each of the first two anniversaries of the dates of grant. Each grant made thereafter vests in its entirety on the first anniversary of its date of grant. Unless provided otherwise in the RSU agreement, RSUs granted to each non-employee director may become fully vested before the end of the regular restriction period if (i) such director is terminated due to disability or death or (ii) a change in control occurs. Upon vesting, the RSUs are converted into Common Stock. The Company offers non-employee directors an opportunity to defer their equity compensation. Each non-employee director may elect to defer the receipt of their equity compensation until the director terminates all services for the Company. Directors currently receive dividend payments on their RSUs. A bookkeeping account is maintained for each participant. The account reflects the number of RSUs to which the participant is entitled under the terms of the Plan.

Reimbursements. Directors are reimbursed for reasonable expenses incurred in attending Board of Directors, committee and shareholder meetings, including reasonable expenses for travel, meals and lodging.

Role of the Nominating and Governance Committee

The Nominating and Governance Committee is responsible for reviewing the effectiveness of the non-employee director compensation and benefits programs in supporting the Company’s ability to attract, retain and motivate qualified directors. If appropriate, the Nominating and Governance Committee will recommend changes to the Board regarding non-employee director compensation and benefits.

Non-employee director compensation table. The following table contains information with respect to the compensation (including deferred compensation) of the non-employee directors during fiscal 2008 with respect to their Board service.

The table below sets forth cash and equity compensation paid to our non-employee directors in the fiscal year ended November 30, 2008.

2008 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Dennis D. Dammerman	175,000	271,890.19	0	$446,890.19

Jeffrey S. Aronin	75,000	271,890.19	0	$346,890.19

Mary K. Bush	75,000	271,890.19	0	$346,890.19

Gregory C. Case	75,000	271,890.19	0	$346,890.19

Robert M. Devlin	75,000	271,890.19	0	$346,890.19

Philip A. Laskawy(2)	125,000	67,079.53	0	$192,079.53

Thomas G. Maheras(3)	15,833	14,704.34	0	$30,537.34

Michael H. Moskow	75,000	281,218.48	0	$356,218.48

Michael L. Rankowitz(4)	75,000	271,890.19	0	$346,890.19

E. Follin Smith(5)	84,066	271,890.19	0	$355,956.19

Lawrence A. Weinbach	100,000	271,890.19	0	$371,890.19

(1)	Reflects RSUs granted under the Directors’ Compensation Plan described above. Amounts reflect compensation cost recorded in the Company’s consolidated and combined financial statements for fiscal 2008 for each named individual in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (“FAS 123R”). These amounts reflect the Company’s accounting expense for these awards and do not correspond to the actual value that might be realized by the named individuals. Additional details on accounting for stock-based compensation can be found in Note 2 “Summary of Significant Accounting Policies—Stock-based Compensation” and Note 13 “Stock-Based Compensation Plans” of the Consolidated Financial Statements in our Annual Report on Form 10-K. The grant date fair value of the RSUs granted in 2008 was $124,991.60 for each Director except Mr. Maheras whose pro-rated grant date fair value was $72,915.72. As of November 30, 2008, each director held the following number of RSUs: Mr. Dammerman, Mr. Aronin, Ms Bush, Mr. Case, Mr. Devlin, Mr. Rankowitz, Ms Smith and Mr. Weinbach each 19,749; Mr. Maheras 4,612 and Mr. Moskow 20,775. RSUs include the right to receive dividend equivalents in the same amount and at the same time as dividends paid to all Discover common stockholders.
(2)	Mr. Laskawy resigned from the Board of Directors effective September 26, 2008. As a result his unvested RSUs were forfeited.
(3)	Mr. Maheras was elected to the Board of Directors effective September 15, 2008 and his award of RSUs and fees were pro-rated for partial-year service.
(4)	Mr. Rankowitz resigned from the Board of Directors effective December 11, 2008. As a result, his unvested RSUs were forfeited and his fiscal 2009 fees were pro-rated for his partial-year service.
(5)	Ms. Smith was appointed Chair of the Audit Committee on September 26, 2008. As a result she received a pro-rated additional retainer fee as Chair of the Audit Committee.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (“CD&A”) focuses on the Company’s Executive Officers who are named in the tables below and who are referred to as our “named executive officers” or “NEOs.” This CD&A is organized into the following sections:

•	Executive Summary;

•	Compensation Program and Objectives;

•	Decision Making Process;

•	Components of Total Compensation and Summary of 2008 Pay Decisions; and

•	Other Arrangements, Policies and Practices Related to Our Executive Compensation Program.

We also refer you to our Annual Report on Form 10-K for the year ended November 30, 2008 for additional information regarding the 2008 financial results for our Company discussed below.

Executive Summary

Our compensation programs are designed to motivate our executives to generate positive Company financial and business segment performance and to create incentive plans that align their interests with those of our shareholders.

The Compensation Committee of the Board (the “Compensation Committee” or “Committee”) considered a number of factors when making its year-end compensation decisions affecting our NEOs. Fiscal 2008 Company performance is the principal consideration regarding the overall funding level of the bonus element of NEOs’ compensation for fiscal 2008. Company financial performance, as with much of the financial services industry was negatively impacted by the economic and market conditions in 2008. However, the Company met or exceeded key financial measures that are used to determine our executives’ year-end variable bonus pool and achieved other milestones as follows:

•	Net Income from continuing operations of $1,063 million, exceeding our plan of $983 million.

•	Earnings Per Share of $2.20, exceeding our plan of $2.04.

•	Return on equity of 18%, exceeding our plan of 16%.

•	Strong performance against Company and segment performance priorities.

•	Strong segment profitability, credit and growth performance relative to competitors.

•	Accomplishment of other key initiatives including the completion of the divestiture of the UK Goldfish business and the completion of the acquisition of Diners Club International.

The Committee also considered the impact of the settlement of a multi-year lawsuit against Visa and MasterCard. In making year-end compensation decisions, the Committee noted that the financial results referenced above would not have been achieved without the positive impact of the settlement proceeds. Considering all factors, the Committee approved variable year-end bonuses for 2008 for our NEOs that were between 25% and 48% lower than year-end cash bonuses paid for 2007 and equity awards that were reduced by 3-13% from 2006 awards, the last time annual equity awards were granted (see page 23 for a description of the 2006 awards). Additionally, the Committee restructured the payment of variable compensation for the Chief Executive Officer and the President and Chief Operating Officer so that a greater percentage of their variable compensation is delivered in the form of an equity award and a smaller percentage is delivered in the form of a cash bonus. This variable compensation payment structure better aligns the compensation of these positions with competitive market practices.

For 2009, the Company anticipates that the financial services industry will continue to face significant challenges. The Committee will continue to focus on the achievement of key financial and strategic business goals. We will continue to monitor the compensation program to ensure it continues to align the interests of our NEOs with those of our long-term shareholders while avoiding unreasonable risk.

Compensation Program and Objectives

Pay for Performance

The Company believes in a pay for performance philosophy, and in turn emphasizes variable pay (bonuses) over fixed pay (base salary) for our NEOs. The majority of compensation for our NEOs has historically been in the form of year-end cash bonus and equity compensation, in the form of Restricted Stock Units (“RSUs”). The Compensation Committee focuses on three key factors in making compensation decisions for the NEOs:

•

Financial Performance—How well the Company performed compared to the Company’s business plan and the previous year. For 2008, the Committee used a combination of earnings per share, net income and return on equity—measures which better reflect performance as a public financial services company and align with shareholder value drivers.

•	Performance Priorities—How well the Company accomplished the key priorities as determined at the start of the year.

•	Relative Performance—How well the Company performed against a select group of competitors on profitability, risk management, growth and other measures.

In evaluating overall Company performance, the Committee views financial performance as the primary factor and performance priorities and competitor comparisons as secondary. The Committee also considers the individual performance contributions of each executive.

Compensation Structure

The Company determines compensation for the NEOs on a “Total Reward” basis (aggregate of base salary, cash bonus, and equity compensation) at year-end, based on the performance of the Company, Business Segment (where applicable) and the individual executive performance for the year, and as compared to previous years’ compensation. The Company provides competitive base salaries to attract and retain talent and utilizes variable bonuses to motivate executives to achieve Company objectives.

Over the course of the last year, the Committee, with assistance from their independent consultant, has monitored and reviewed the compensation structure for the Named Executive Officers. As a result of the review, the Committee repositioned the cash bonus/equity compensation structure for the Chief Executive Officer and the President and Chief Operating Officer, with a greater emphasis now placed on equity compensation.

In addition, the Committee conducted an in-depth study to determine the appropriate long-term incentive structure for the executive officers. The Committee concluded that RSUs represent an efficient method of delivering equity compensation, generally using fewer shares than other types of equity vehicles and having a reasonably predictable expense impact. Further, the Named Executive Officers have a substantial amount of both unvested and vested equity that has been significantly impacted by share price deterioration in the past year, and commensurately have sufficient motivation to increase share price. The Committee, along with its independent consultant, concluded that the emphasis of equity compensation for NEOs aligns the long-term interests of our NEOs and our shareholders, and that the compensation program does not motivate NEOs to take unreasonable risk that could threaten the value of the Company or its shareholders. As a result, the Committee believes RSUs remain an appropriate form of equity for the Named Executive Officers for 2008 awards.

U.S. Treasury Capital Purchase Program

On January 14, 2009, the Company received preliminary approval to participate in the United States Treasury’s (“U.S. Treasury”) Troubled Asset Relief Program Capital Purchase Program (the “CPP”) subject to closing conditions. The Company expects to issue and sell to the U.S. Treasury shares of preferred stock and warrants to purchase shares of common stock of the Company in accordance with the terms of the CPP for an aggregate purchase price of approximately $1.2 billion. There can be no assurance, however, that the U.S. Treasury will grant final approval of the Company’s application or, if approved, what the size of any investment by the U.S. Treasury ultimately will be. As a participant in the CPP, the Company would adopt the applicable requirements for executive compensation and corporate governance, for the period during which the U.S. Treasury holds any equity issued under the CPP.

Overall Company and Business Segment Performance

Based on the Committee’s assessment of overall Company, business segment and individual performance, the Committee approved bonuses for NEO’s with cash reduced by 25-48% from 2007 bonuses, and equity awards reduced by 3-13% from 2006 awards, the last time annual equity awards were granted. The Compensation Committee considered a number of factors when making its year-end compensation decisions affecting our NEOs. Fiscal 2008 Company performance is the principal consideration regarding the overall funding level of the bonus element of NEOs’ compensation for fiscal 2008. As described above, the primary factors considered in assessing Company performance were net income, earnings per share and return on equity results. Overall net income, as reported in Company financial statements, significantly benefited from the proceeds from the settlement of a multi-year lawsuit against Visa and MasterCard and the Committee primarily considered the Company’s financial performance excluding the settlement proceeds in making compensation decisions for the NEOs.

The Committee also considered the Company’s progress on core strategic performance priorities across the Company and within each segment. The Compensation Committee judged each NEO on the performance priorities as part of the compensation decision process. The Company performance priorities for fiscal 2008 are described in the table below. No set weight is assigned to any of these factors and no single performance priority is material to the Compensation Committee’s determination of individual bonuses; rather the Compensation Committee reviews and balances these priorities in the aggregate in determining individual bonuses. These performance priorities are based on our business plan for the fiscal year, and are intended to be challenging but achievable.

Business Segment	2008 Business Segment Performance
U.S. Card

The Committee considered the following U.S. Card segment performance:

•     Total managed loans increased 6% to $51.1 billion.

•     Total sales increased 2% to $92.2 billion.

•     Pre-tax U.S. Card Return on Assets was 1.5% (excluding settlement proceeds).

•     Net interest margin of 8.5%.

•     Charge-off rate was 5.0%.

The Committee also considered performance against certain other U.S. Card segment priorities, including our growth of the Discover brand, our successful efforts to broaden acceptance of Discover Card and our achievement of cost efficiencies

Third Party Payments Segment

The Committee considered the following Third Party Payments segment performance:

•     Transaction volume in the Third Party Payments Segment increased 36% to $125 billion.

•     Profit before taxes increased 120% to $81 million.

Business Segment	2008 Business Segment Performance

Infrastructure

The Committee also considered the Company’s performance against certain other Company priorities, including the following:

•      Successful completion of the divestiture of UK Goldfish business.

•      Improved call center employee retention.

•      Achievement of 2008 liquidity targets.

An additional factor considered by the Committee is the Company’s relative performance against our largest direct business competitors in the U.S. market in both the US Card and Third-Party Payments business. Highlights of the relative performance results considered by the Committee are described in the table below. The Committee considered results through completion of the third quarter since competitor information was only available through the third quarter at the time of the Committee’s decision-making.

Relative Performance – US Card(1)	Company vs. Competitor Performance
Income	• 2.4% pretax return on managed receivables; better than most competitors
• -23% income growth; better than all competitors

Credit	• 5.0% managed charge off rate; better than most competitors
• 4.1% 30+ day managed delinquency rate; better than most competitors

Expenses	• 4.8% expense margin; better than some competitors
Volume	• 3.5% sales volume growth; better than most competitors
• 5% managed receivables growth; better than some competitors

(1)	Credit card segments of competitors: Citigroup Inc., American Express Company, Bank of America Corporation, and Capital One Financial Corporation.

Relative Performance – Third-Party Payments(2)	Company vs. Competitor Performance
Income	• 134% growth in profit before taxes; better than all competitors

Volume	• 4% U.S. credit volume growth; less than most competitors
• 26% U.S. debit volume growth; better than all competitors

(2)	Network segments of competitors: American Express Company, MasterCard International, and Visa International.

Competitive Market for Executive Talent

The Compensation Committee reviewed and considered market data when approving NEO compensation. The peer group used in the analysis consists of 23 financial services companies from which the Company might expect to draw executive talent. Management worked with Hewitt Associates, an international human resources consulting firm, to develop a suggested peer group. The peer group consists of financial services companies of a similar business nature and revenue size as the Company. Given that Discover has few direct competitors of similar scope and size, the peer group is somewhat varied in nature and represents: companies that focus primarily on credit card operations, financial institutions that have significant credit card and/or loan operations, and data / transaction processing companies. Some of the companies in the peer group are significantly larger than Discover, and therefore, as indicated below, are only used to benchmark compensation for Business Segment Head positions. Companies included in the compensation benchmarking analysis for the CEO, CFO, and COO have revenue net of interest expense within the range of 1/3x to 3x Discover. Management presented the peer group to the Committee and Semler Brossy, the Committee’s independent advisor, who then validated the appropriateness of the peer group. For 2008, First Data Corporation was removed from the peer group because of their acquisition by Kohlberg Kravis Roberts & Co., and Metavante Technologies, Inc. was added as a result of their spinoff from Marshall & Ilsley Corporation. Hewitt provided competitive market data for each NEO. Semler Brossy reviewed the market data, interpreted the benchmarks within the context of independent analysis of publicly disclosed compensation data for the peer group, and provided its perspective of the estimated market 50th and 75th percentile with respect to total compensation (base, cash bonus and equity) for each NEO. This data was used solely as a guideline for the Committee rather than for strict benchmarking. Generally, 2008 total compensation for each NEO falls between the 50th and 75th percentiles. The Compensation Committee uses the peer group below for comparisons of all components of the Company’s executive compensation and benefits package. The Compensation Committee will regularly review and adjust the peer group as necessary.

The peer group consisted of the following companies:

Advanta Corp.	Citigroup Inc.(1)	Metavante Technologies, Inc.
American Express Company(1)	Equifax Inc.	Sallie Mae, Inc.
Ameriprise Financial	Fifth Third Bancorp	Synovus Financial Corp.
Automatic Data Processing, Inc.	Fiserv, Inc.	U.S. Bancorp
Bank of America Corporation(1)	Genworth Financial, Inc.	Visa International
Capital One Financial Corporation(2)	HSBC Bank USA, N.A.	Washington Mutual, Inc.
The Charles Schwab Corporation	Marshall & Ilsley Corporation	The Western Union Company
CIT Group Inc.	MasterCard Incorporated

(1)	These companies were used for Business Segment Head positions only, not for the CEO, CFO, or COO as the size of these organizations is significantly larger than the Company.
(2)	Capital One was not used for the Chief Executive Officer market comparison as the data were not comparable to industry practice. The Capital One CEO received no cash compensation and is paid almost exclusively in stock and stock options.

Decision Making Process

In the months leading up to the Compensation Committee approval meeting in December, the Company, the Compensation Committee and its external consultants met several times to discuss preliminary compensation decisions, for the NEOs and senior officers, allowing for ample review and consideration of the financial and individual performance goals and priorities. The role of the NEOs in compensation decisions is more fully discussed below and the role of the Compensation Committee and its consultant are discussed in the Corporate Governance Section. The decisions of the Committee are reflected in the paragraphs below.

Role of Chief Executive Officer and Chief Operating Officer in Compensation Decisions

Messrs. Nelms and Hochschild, as Chief Executive Officer and Chief Operating Officer, respectively, recommend to the Compensation Committee any compensation changes affecting the other NEOs. In 2008, Mr. Nelms discussed the performance and compensation recommendations for his direct reports, Messrs. Hochschild and Guthrie, and Mr. Hochschild discussed performance and compensation recommendations for his direct reports, Mr. Minetti and Ms. Offereins. Each executive’s overall contribution to Company performance and individual responsibility for Business Segment, function, and/or strategic goals were discussed in detail, and then Messrs. Nelms and Hochschild made a corresponding pay recommendation for each NEO. The recommendations also considered each NEO’s position and compensation against similar executives from the approved peer group. Mr. Nelms was not involved in any capacity regarding his own pay decisions. The Compensation Committee requested input from the Company’s top Human Resources executive and its independent external consultant regarding the compensation decisions for Mr. Nelms and met in an executive session, without any management present, when it considered and approved the compensation of Mr. Nelms. The other NEOs did not have a role in the compensation decisions.

Components of Total Compensation

The components of the Company’s executive compensation program are shown in the table below, including a summary of purpose, competitiveness and mix. Each of the components and how decisions were made for each NEO are more fully discussed in the sections following the table.

Component	Description and Purpose	Competitiveness and Mix
Base Salary	Fixed compensation based on responsibility level, scope and impact on the organization-intended to provide a base level of income.	In general, salaries for NEOs are at or near market medians of the peer group. This position allows for greater emphasis on variable compensation while maintaining overall position to market.

Variable Year-End Bonus	Variable year-end bonus typically consists of a cash bonus and an equity grant, described further below.	Generally, year-end bonuses are between the 50th – 75th percentiles of peer group market data, and are determined based on Company, Business Segment, and individual performance and compared to the previous year’s year-end bonus.

Cash Bonus	Variable cash bonus designed to reward Company, Business Segment, and individual performance.	Cash bonuses are approximately 1/4 to 1/3 of the total annual incentive provided in a typical year.

Equity/Stock	Variable annual equity grant designed to reward individual contributions to the Company’s performance as well as motivate future contributions and decisions aimed at increasing shareholder value. The Company’s NEOs are required to retain a certain amount of Company Equity/Stock as described in the section below “Stock Ownership Guidelines.”	Annual equity compensation is approximately 2/3 to 3/4 of annual incentive compensation. The number of shares is determined by dividing the dollar value of the award by the fair market value on the date of grant.

Retirement and other benefits	Fixed component of pay intended to protect against catastrophic expenses (healthcare, disability and life insurance) and provide opportunity to save for retirement (pension and 401(k)).	The Company offers a benefits package to all employees that is competitive with our peer group and other companies with whom we compete for talent, and our NEOs participate on the same basis. The Company does not offer any supplemental benefits programs or deferred compensation program to our NEOs.

Post-Termination Compensation (Severance and Change in control)	Severance program designed to provide protection and allow executives to focus on acting in the best interests of shareholders regardless of impact on their own employment.	In September 2007, the Compensation Committee approved a Change in Control/ Severance policy under which our NEOs participate. This policy is discussed in more detail in the “Executive Severance and Change In Control Policy” section below.

Base Salary

We provide our NEOs and other executives with a market competitive annual base salary to attract and retain an appropriate caliber of talent for the position, and to recognize that similar base salary rates are almost universally provided at other companies that we compete with for talent. We review base salaries for the NEOs and other executives annually in November and December and determine whether to make increases or decreases based on changes in our competitive market (the peer group companies), individual performance, and experience in position.

At the December 9, 2008 Compensation Committee meeting, the Committee approved 2009 base salaries for our NEOs as shown in the sections that follow. Mr. Nelms’ base salary remained unchanged. Mr. Hochschild’s 2009 base salary was increased to reflect a competitive base rate for a President and Chief Operating Officer of a similarly sized public company in our industry, as indicated by the peer group data. Other NEOs are at a salary of $500,000, which is the market median for their respective positions among peer group companies. The fiscal 2008 and 2009 base salaries for our NEOs are listed below:

	Base Salary
Executive Officer	2008	2009
David W. Nelms Chairman and Chief Executive Officer	$1,000,000	$1,000,000

Roy A. Guthrie Executive Vice President, Chief Financial Officer	$500,000	$500,000

Roger C. Hochschild President and Chief Operating Officer	$600,000	$650,000

Diane E. Offereins Executive Vice President, Payment Systems	$500,000	$500,000

Carlos Minetti Executive Vice President, Cardmember Services and Consumer Banking	$500,000	$500,000

Variable Year-End Bonus

As one portion of our variable year-end bonus, we provide the opportunity for our NEOs and other executives to earn a market competitive annual cash incentive award. We provide this opportunity to motivate executives to achieve our annual business goals, to attract and retain an appropriate caliber of talent for the position, and to recognize that similar annual cash incentive awards are almost universally provided at other companies that we compete with for talent. We review annual cash incentive awards for the NEOs and other executives annually in November and December to determine award payments for the last completed fiscal year. These annual cash incentive awards are administered under the Discover Omnibus Incentive Plan.

Our NEOs and other executives are also eligible to earn a market competitive long-term equity incentive award. We provide this opportunity to motivate executives to make decisions that focus on the long-term growth of our Company and thus increase shareholder value, to attract and retain an appropriate caliber of talent for the position, and to recognize that similar long-term equity incentives are almost universally provided at other companies with which we compete for talent.

Year-End Bonus Determinations

When making year-end bonus decisions for 2008, the Compensation Committee considered overall Company, business segment, and individual performance, Company performance metrics relative to its peers, competitive market position and prior year’s “Total Reward”. A summary of Overall Company and Business Segment Performance is provided above. Summaries of individual performance and contributions are described below. Resulting year-end bonus decisions are provided in the table that follows below.

David Nelms. As described above, overall Company financial performance was significantly impacted by the market conditions. Under Mr. Nelms’ leadership, however, the Company’s core business model has proven resilient through the challenges and the Company was able to accomplish the performance priorities as described above. In addition, the Company showed strong performance relative to competitors in both the US Card and Third-Party Payments businesses.

Roy Guthrie. Mr. Guthrie helped support and achieve the performance priorities. He completed a redesign of the financial controls and procedures and established a treasury function. Under Mr. Guthrie’s leadership, the Company was able to maintain at least nine months’ liquidity level despite the market disruptions.

Roger Hochschild. Mr. Hochschild’s responsibilities included all of the Company performance priorities listed above. Mr. Hochschild’s 2008 performance was strong including significant contributions to the successful execution of the divestiture of the U.K. business and the acquisition of Diners Club.

Diane Offereins. Ms. Offereins led the Pulse network business segment to achieve increases in transaction volume and profit. Ms. Offereins played an important role in the successful divestiture of the U.K. business. Under Ms. Offereins’ leadership, the Company continued enhancements to maintain state-of-the-art technology platforms.

Carlos Minetti. Mr. Minetti continued to achieve industry-leading customer service satisfaction ratings in 2008. Mr. Minetti led the direct-to-consumer deposit channel growth efforts which were critical to meeting the Company’s challenging liquidity needs and exceeded plan targets for student and personal loan businesses.

The following table shows 2007 and 2008 cash and equity bonuses for each of the NEOs. 2007 equity awards were the “Founders Grants” that were provided at the Spin-Off; no other equity awards were made in 2007. The 2008 equity grants in the form of RSUs vest over four years and unvested amounts are forfeited if participants terminate employment prior to vesting under certain conditions.

	Cash Bonus		Equity
Executive Officer	2007	2008	2007(1)	2008
David W. Nelms Chairman and Chief Executive Officer	$2,750,000	$1,425,000	$13,999,982	$3,325,000

Roy A. Guthrie Executive Vice President, Chief Financial Officer	$750,000	$525,000	$4,999,976	$1,649,997

Roger C. Hochschild President and Chief Operating Officer	$2,300,000	$1,200,000	$11,999,980	$2,799,996

Diane E. Offereins Executive Vice President, Payment Systems	$750,000	$525,000	$4,999,976	$1,474,999

Carlos Minetti Executive Vice President, Cardmember Services and Consumer Banking	$700,000	$525,000	$4,999,976	$1,474,999

(1)	Represents “Founders Grants” awarded at the time of the Spin-Off from Morgan Stanley. No other equity awards were made in 2007.

Summary of 2008 Pay Decisions

The table below summarizes the previously described pay decisions for our NEOs, as approved on the dates indicated.

	Approved December 9, 2008
Executive Officer	2009 Base Salary	2008 Cash Bonus	2008 Equity
David W. Nelms Chairman and Chief Executive Officer	$1,000,000	$1,425,000	$3,325,000
Roy A. Guthrie Executive Vice President, Chief Financial Officer	$500,000	$525,000	$1,650,000
Roger C. Hochschild President and Chief Operating Officer	$650,000	$1,200,000	$2,800,000
Diane E. Offereins Executive Vice President, Payment Systems	$500,000	$525,000	$1,475,000
Carlos Minetti Executive Vice President, Cardmember Services and Consumer Banking	$500,000	$525,000	$1,475,000

Other Arrangements, Polices and Practices Related to Our Executive Compensation Program

Stock Ownership Guidelines

On September 20, 2007, the Compensation Committee approved share ownership guidelines for NEOs and other executives, and the Nominating and Governance Committee approved guidelines for Directors. The guidelines recommend that the following multiples of annual base salary, or in the case of Directors, annual retainer, be held at the close of each fiscal year:

Participants	Recommended Share Ownership (as Multiple of Base Salary or Annual Retainer)
Director	5X
CEO/President	5X
Executive Committee (including all NEOs)	3X

Stock to be counted toward ownership targets includes actual Common Stock owned in “street” accounts, unvested restricted stock, and Common Stock held in the Company’s 401(k) plan. The guidelines provide that recommended ownership must be attained within 5 years of hire (or plan inception, if later). To monitor progress toward meeting the guidelines, the Compensation Committee reviews current executive ownership levels at each November meeting, ahead of year-end executive compensation decisions. The Nominating and Governance Committee reviews director ownership levels. Holdings will be calculated using the average stock price for the 10 trading days prior to the November meeting. If a NEO or other executive is not “on-track” to meeting guidelines as we approach compensation decisions, the Committee may grant a larger portion of the Executive’s year-end award in equity. Share ownership levels are calculated and communicated annually to the Compensation Committee, including all stock holdings of directors and executive officers.

As of the close of the fiscal 2008, using the 10-day average stock price prior to November 30, 2008, the following multiples of base salary are held by each of our NEOs:

Executive Officer	Required Multiple	Actual Multiple as of 2008
David W. Nelms Chairman and Chief Executive Officer	5X	12X

Roy A. Guthrie Executive Vice President, Chief Financial Officer	3X	5X

Roger C. Hochschild President and Chief Operating Officer	5X	14X

Diane E. Offereins Executive Vice President, Payment Systems	3X	8X

Carlos Minetti Executive Vice President, Cardmember Services and Consumer Banking	3X	9X

Retirement Benefits

The Company offers two programs to all employees that are intended to provide post-retirement benefits. The programs are the Discover 401(k) Plan and the Discover Pension Plan.

The Discover 401(k) Plan is structured with the intention of qualifying under Section 401(a) of the Internal Revenue Code (“IRC”). Under the Discover 401(k) Plan, the NEOs are permitted to make pre-tax deferrals, limited to 20% of eligible earnings up to $170,000, and catch-up contributions, each subject to the maximum allowable amount under the Internal Revenue Code, which is the same limit that applies to all participating employees. In addition, the Company makes matching contributions equal to 100% of the first $2,000 of eligible pre-tax employee contributions, plus 50% of eligible pre-tax employee contributions in excess of $2,000, up to a limit of $6,100 per participant per year. Participants are fully vested in their Company matching contribution after three years of service, inclusive of service with Morgan Stanley.

Effective January 1, 2009, the 401(k) Plan was amended as follows:

•	All employees will receive a Company fixed contribution of 3% of earnings including base salary, bonus and commissions, up to the IRC maximum compensation limit ($245,000 for 2009).

•

Participating employees will receive a Company match of $1 for each $1 on the first 2% of pay contributed, and $0.50 per $1 on the next 4% of pay contributed, for a maximum match of 4% of pay, up to the IRC compensation limit.

•	Participants will be fully vested in their fixed and matching contributions after 2 years of service.

The Discover Pension Plan is also structured with the intention to qualify under Section 401(a) of the IRC. Under this plan, benefits are determined with reference to each employee-participant’s career-average pay up to $170,000 per year. Benefits under the Discover Pension Plan for each calendar year of service generally equal: (i) 1% of the participant’s eligible annual pay; plus (ii) 0.5% of the participant’s eligible annual pay that exceeds the participant’s Social Security covered compensation limit for that year, which is the average of the Social Security Taxable Wage Bases for the 35 years ending with the year the participant attains Social Security Normal Retirement Age. In 2008, the Social Security Taxable Wage Base was $102,000.

Effective December 31, 2008, the Discover Pension Plan was “frozen” for all participants. Participant’s accrued benefit amount at Normal Retirement Age will not change from December 31, 2008 but additional service will count towards vesting and retirement eligibility for any participant in the Discover Pension Plan as of December 31, 2008.

Named Executive Officers are not eligible for any supplemental retirement benefits.

Executive Severance and Change In Control Policy

The Company provides severance protection to our NEOs and other executives under a change in control policy. This severance protection policy contains a double trigger meaning that the NEO will only receive severance benefits in the event of an involuntary termination (without just cause or voluntary resignation for good reason or death or disability) within two years following or six months prior to a change in control. We provide this protection to optimally align the interests of shareholders and executives, and to attract and retain an appropriate caliber of talent for the position. Further, similar change in control protections are commonly provided at other companies with which we compete for talent. The Committee’s independent advisor, Semler Brossy, conducted a full, comprehensive review of competitive practices with the Committee. Our Change in Control Severance Policy for executives, including our NEOs, was approved by the Compensation Committee on September 21, 2007. The policy was amended on June 23, 2008 to comply with new tax laws. Summarized below is a description of the Change in Control Severance Policy. The terms and amounts payable under our Change in Control Severance Policy are subject to change under the applicable executive compensation requirements in the event of and for the duration of the Company’s participation in the U.S. Treasury Capital Purchase Program.

NEO Benefit	Description
Policy Term and Amendment

•     Policy runs for indefinite period.

•     Policy may generally be terminated or substantively amended adverse to executives upon twelve months’ notice, or with written consent of affected executives if within six months prior to or twenty-four months after a change in control.

Payment Trigger

•     Involuntary termination without just cause or voluntary resignation for good reason or death or disability, within two years following or six months prior to a change in control.

•     No severance if termination is voluntary without good reason or by the Company for just cause.

Severance Benefits

•     One and one half times the sum of base salary plus average cash bonus paid in the prior three years (paid in a lump sum).

•     Pro rata portion of target bonus for actual period served prior to termination (paid in lump sum).

•     Additional one and one half times the sum of base salary plus average cash bonus paid in the prior three years (paid as salary continuation) for electing to enter into an 18-month non-competition agreement.

•     Reasonable outplacement services for 24 months at Company expense with a firm chosen by the Company.

•     A lump sum payment equal to difference between COBRA and active employee premiums for 24 months.

•     Executive is required to sign a release of claims against the Company as a condition for receipt of payments.

Outstanding Equity Awards	• All unvested stock awards will vest immediately upon qualifying termination.

Excise Tax Gross Up

•     Gross-up payment if total benefit exceeds 110% of the amount that would give rise to excise tax liability.

•     If total benefit does not exceed 110% of the amount that would give rise to excise tax liability, total benefit will be reduced to 100% of such amount.

Enforcement and Legal Costs	• Executive is reimbursed reasonable expenses necessary to enforce rights, including legal fees, if he/she is successful.

The estimated payments for each of our NEOs under this policy are detailed in the “Payments Upon a Termination or Change in Control Table” below.

Accounting and Tax Information

Section 162(m) of the IRC generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 per year paid to the chief executive officer or other employee who is a NEO for the taxable year by reason of being among the three highest compensated officers for the taxable year (other than the CEO or the CFO). Certain compensation, including “performance-based compensation,” may qualify for an exemption from the deduction limit if it satisfies various technical requirements under Section 162(m). With respect to our annual incentive awards, in February 2008 the Compensation Committee approved an incentive pool for our executives that is designed to qualify compensation awarded thereunder as “performance-based.” The 2008 incentive pool was 5% of our after-tax net income from continuing operations, with our named executive officers being allocated no more than a specified percentage of the pool, as follows: Mr. Nelms – 21%; Mr. Hochschild – 18%; Mr. Guthrie – 9%; Ms. Offereins – 9%; and Mr. Minetti – 9%. Actual amounts of the incentive awards were approved within these limits based on the factors described above.

The Compensation Committee views the tax deductibility of executive compensation as one factor to be considered in the context of its overall compensation philosophy. The Committee reviews each material element of compensation on a continuing basis and takes steps to assure deductibility if that can be accomplished without sacrificing flexibility and other important elements of the overall executive compensation program. In December, 2008, the Compensation Committee amended RSU awards which were originally granted by the Company’s former parent, Morgan Stanley, and which were converted to Company RSUs as part of the Spin-Off. Under these amendments, the Compensation Committee removed a provision which delayed the delivery of shares of common stock under the RSUs following vesting, including a provision which would allow for the delayed delivery of shares of common stock if the delivery would cause compensation to be nondeductible. Also, in December 2008, the Compensation Committee amended the Founders Grant RSU awards for Messrs. Nelms and Hochschild to provide that shares of Company common stock will not be delivered under these RSUs until such time as Messrs. Nelms and Hochschild leave the Company.

2009 Outlook on Executive Compensation

The Committee and the Company anticipate the financial services industry will continue to face significant challenges in 2009. Further, it is anticipated the executive compensation requirements under the U.S. Treasury Capital Purchase Program will continue to evolve. While the Committee believes the current compensation structure is optimal, it will continue to monitor the applicability of the structure and program to ensure regulatory compliance and alignment with shareholder interests.

COMPENSATION COMMITTEE REPORT

The Compensation Committee establishes the compensation program for the Chief Executive Officer and for the other named executive officers. The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis of the Company with management and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement, its Annual Report on Form 10-K and such other filings with the Securities and Exchange Commission as may be appropriate.

Submitted by the Compensation Committee of the Board of Directors:

Gregory C. Case (Chair)

Jeffrey S. Aronin

Robert M. Devlin

2008 EXECUTIVE COMPENSATION

The narrative, table and footnotes below describe the total compensation paid for fiscal 2008 to the Chief Executive Officer, Chief Financial Officer and the next three most highly compensated individuals (collectively, the “Named Executive Officers” or “NEOs”) who were serving as executive officers of Discover Financial Services on November 30, 2008, the last day of the fiscal year.

2008 SUMMARY COMPENSATION TABLE

The following tables contain information regarding the components of total compensation of the Named Executive Officers for the Company’s fiscal years ended November 30, 2007 and November 30, 2008. The information included in this table reflects compensation earned by the Named Executive Officers for services rendered to the Company during the respective periods.

	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
David W. Nelms	2008	1,000,000	1,425,000	5,867,208	0	0	6,100	8,298,308
Chairman and Chief Executive Officer	2007	900,000	2,750,000	3,514,099	828,070	4,852	6,100	8,003,121

Roy A. Guthrie	2008	500,000	525,000	2,629,774	79,708	6,496	6,100	3,747,078
Executive Vice President, Chief Financial Officer	2007	500,000	750,000	1,702,876	118,315	74,063	17,529	3,162,782

Roger C. Hochschild	2008	600,000	1,200,000	5,030,070	93,245	0	6,100	6,929,415
President and Chief Operating Officer	2007	380,000	2,300,000	2,997,339	274,704	2,936	4,325	5,959,304

Diane E. Offereins	2008	500,000	525,000	2,829,022	66,346	0	6,100	3,926,468
Executive Vice President, Payment Systems	2007	500,000	750,000	2,290,592	171,277	60,621	6,100	3,778,591

Carlos Minetti	2008	500,000	525,000	3,375,258	68,358	0	6,100	4,474,716
Executive Vice President, Cardmember Services and Consumer Banking	2007	475,000	700,000	2,828,342	173,801	41,146	6,100	4,224,389

(1)	This column represents the base salary earned during the fiscal year.
(2)	See above in the “Compensation Discussion and Analysis” for discussion of bonus values.
(3)	This column represents compensation expense recognized by Discover for financial statement reporting purposes in fiscal 2008, computed in accordance with FAS 123R, with respect to the fair value of RSUs granted in prior years that continue to be expensed under FAS 123R; however, the amounts exclude any forfeiture assumptions related to service-based vesting conditions, as prescribed by SEC rules. Under FAS 123R, compensation expense is calculated using the fair market value of Discover Common Stock on the date of grant and spread over the requisite service period of the RSU. RSUs represent the right to receive shares of Discover Common Stock if the holder remains employed by Discover through a specified vesting and conversion date. The amounts in the table reflect Discover’s compensation expense for the RSUs for fiscal 2008 and do not reflect the value actually realized by the Named Executive Officers. Additional details on accounting for stock-based compensation can be found in Note 2 “Summary of Significant Accounting Policies—Stock-based Compensation” and Note 13 “Stock-Based Compensation Plans” of the Consolidated and Combined Financial Statements in our Annual Report on Form 10-K.

(4)	This column represents compensation expense recognized by Discover in fiscal 2008, in accordance with FAS 123R, with respect to the fair value of options granted in prior years that continue to be expensed under FAS 123R. Pursuant to SEC rules, these amounts exclude any forfeiture assumptions related to service-based vesting conditions. Options are the right to purchase shares of Discover common stock at a specified price, over a specified term (usually ten years) following the grant date. The amounts in the table reflect Discover’s compensation expense in fiscal 2008 for the options and do not reflect the value, if any, that ultimately may be realized by the Named Executive Officers.

For additional information on the valuation assumptions relating to the options, see Note 13 “Stock-Based Compensation Plans” of Discover’s Consolidated and Combined Financial Statements contained in its annual report on Form 10-K.

(5)	This column represents the actuarial increase during fiscal 2008 in the pension value. There were no above market nonqualified deferred compensation earnings for the plans in which each Named Executive Officer participated. A description of Discover’s pension benefits is contained under the heading “Pension Benefits” below. See below for change in pension value for each NEO.

Executive	Change in Pension Value
David W. Nelms	$(5,711)
Roy A. Guthrie	$6,496
Roger C. Hochschild	$(8,426)
Diane E. Offereins	$(5,449)
Carlos Minetti	$(3,791)

(6)	This column represents Discover’s contributions to 401(k) plan for each NEO in 2008.

2008 GRANTS OF PLAN-BASED AWARDS TABLE

There were no equity grants made to NEOs in fiscal year 2008. Equity grants for 2008 performance were made after the end of 2008 and consequently are not included in this table. For more information regarding these grants, see the discussion on pages 22-23.

OUTSTANDING EQUITY AWARDS AT 2008 FISCAL YEAR-END TABLE

The following tables provide information for each NEO regarding outstanding stock option awards and unvested stock awards held by each of the Named Executive Officers as of November 30, 2008.

	Option Awards					Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)
David W. Nelms	113,583.00	0.00	$20.47	01/02/2010	(2)	153,357.00	$1,568,842.11	(4)
	15,876.00	0.00	$25.36	01/02/2009		204,963.00	$2,096,771.49	(5)
	41,323.00	0.00	$25.36	01/02/2009		116,950.00	$1,196,398.50	(6)
	121,407.00	0.00	$22.24	01/02/2011	(2)	376,918.00	$3,855,871.14	(7)
	110,703.00	0.00	$19.41	01/02/2012	(2)
	113,856.00	0.00	$18.87	01/02/2014
	8,949.00	0.00	$25.04	01/02/2009
	21,964.00	0.00	$25.04	01/02/2009
	91,421.00	0.00	$27.60	01/02/2013
	32,603.00	0.00	$27.60	01/02/2013
	0.00	45,315.00	$26.68	12/12/2016	(3)

(1)	All equity award values are based on a November 30, 2008 closing stock price of $10.23. RSUs include the right to receive dividend equivalents in the same amount and at the same time as dividends paid to all Discover common stockholders.
(2)	The option award also includes a “Restoration Option Right” feature.
(3)	50% of the award became exercisable on January 2, 2009 and 50% of the award will become exercisable on January 2, 2010.
(4)	Mr. Nelms completed the services required to receive 50% of the award on January 2, 2007 and 50% of the award on January 2, 2008. 100% of the award was originally scheduled to convert to Discover Common Stock on September 8, 2009. Effective with the Committee decision described on page 27 the awards converted on January 31, 2009.
(5)	Mr. Nelms completed the services required to receive 50% of the award on January 2, 2008 and 50% of the award on January 2, 2009. 100% of the award was originally scheduled to convert to shares of Discover Common Stock on September 8, 2010. Effective with the Committee decision described on page 27 the awards converted on January 31, 2009.
(6)	Mr. Nelms completed the services required to receive 50% of the award on January 2, 2009 and will complete the services required to receive 50% of the award on January 2, 2010. 100% of this award was originally scheduled to convert to shares of Discover Common Stock on January 2, 2010 Effective with the Committee decision described on page 27 50% of the award converted on January 31, 2009 and the remainder will convert upon completion of the required services.
(7)	Stock unit awards vest ratably for four years on the anniversary of the July 2, 2007 grant date and effective with the Committee decision described on page 27 will convert to shares of Discover Common Stock when Mr. Nelms leaves the Company. Excludes 125,639 deferred RSUs as described in the 2008 Nonqualified Deferred Compensation Table on page 36.

	Option Awards					Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)
Roy A. Guthrie	99,078.00	0.00	$18.17	07/21/2015		5,449.00	$55,743.27	(3)
	0.00	22,231.00	$26.68	12/12/2016	(2)	28,378.00	$290,306.94	(4)
						41,437.00	$423,900.51	(5)
						134,613.00	$1,377,090.99	(6)

(1)	All equity award values are based on a November 30, 2008 closing stock price of $10.23. RSUs include the right to receive dividend equivalents in the same amount and at the same time as dividends paid to all Discover common stockholders.
(2)	50% of the award became exercisable on January 2, 2009 and 50% of the award will become exercisable on January 2, 2010.
(3)	Mr. Guthrie completed the services required to receive 50% of the award on January 2, 2007 and 50% of the award on January 2, 2008. 100% of the award was originally scheduled to convert to shares of Discover Common Stock on September 8, 2009. Effective with the Committee decision described on page 27 the awards converted on January 31, 2009.
(4)	Mr. Guthrie completed the services required to receive 50% of the award on January 2, 2008 and 50% of the award on January 2, 2009. 100% of the award was originally scheduled to convert to shares of Discover Common Stock on September 8, 2010. Effective with the Committee decision described on page 27 the awards converted on January 31, 2009.
(5)	Mr. Guthrie completed the services required to receive 50% of the award on January 2, 2009 and will complete the services required to receive 50% of the award on January 2, 2010. 100% of the award was originally scheduled to convert to shares of Discover Common Stock on September 8, 2010. Effective with the Committee decision described on page 27 the awards converted on January 31, 2009.

(6)	Stock unit awards vest and convert to shares of Discover Common Stock ratably for four years on the anniversary of the July 2, 2007 grant date.

	Option Awards					Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)
Roger C. Hochschild	51,291.00	0.00	$20.47	01/02/2010		136,252.00	$1,393,857.96	(4)
	60,702.00	0.00	$22.24	01/02/2011		172,034.00	$1,759,907.82	(5)
	53,941.00	0.00	$19.41	01/02/2012		108,039.00	$1,105,238.97	(6)
	92,990.00	0.00	$14.49	01/02/2013		323,073.00	$3,305,036.79	(7)
	87,746.00	0.00	$18.87	01/02/2014
	305,902.00	76,473.00	$18.05	01/02/2014	(2)
	0.00	41,860.00	$26.68	12/12/2016	(3)

(1)	All equity award values are based on a November 30, 2008 closing stock price of $10.23. RSUs include the right to receive dividend equivalents in the same amount and at the same time as dividends paid to all Discover common stockholders.
(2)	20% of the award became exercisable on January 2, 2009.
(3)	50% of the award became exercisable on January 2, 2009 and 50% of the award will become exercisable on January 2, 2010.
(4)	Mr. Hochschild completed the services required to receive 50% of the award on January 2, 2007 and 50% of the award on January 2, 2008. 100% of the award was originally scheduled to convert to shares of Discover Common Stock on September 8, 2009. Effective with the Committee decision described on page 27 the awards converted on January 31, 2009.
(5)	Mr. Hochschild completed the services required to receive 50% of the award January 2, 2008 and 50% of the award on January 2, 2009. 100% of the award was originally scheduled to convert to shares of Discover Common Stock on September 8, 2010. Effective with the Committee decision described on page 27 the awards converted on January 31, 2009.
(6)	Mr. Hochschild completed the services required to receive 50% of the award on January 2, 2009 and will complete the services required to receive 50% of the award on January 2, 2010. 100% of this was originally scheduled to convert to shares of Discover Common Stock on January 2, 2010. Effective with the Committee decision described on page 27 50% of the award converted on January 31, 2009 and the remainder will convert upon completion of the required services.
(7)	Stock unit awards vest and convert to shares of Discover Common Stock ratably for four years on the anniversary of the July 2, 2007 grant date. Excludes 107,690 deferred RSUs as described in the 2008 Nonqualified Deferred Compensation Table on page 36.

	Option Awards					Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)
Diane E. Offereins	47,630.00	0.00	$20.47	01/02/2010		3,369.00	$34,464.87	(3)
	57,332.00	0.00	$22.24	01/02/2011		83,979.00	$859,105.17	(4)
	46,367.00	0.00	$19.41	01/02/2012		74,954.00	$766,779.42	(5)
	98,373.00	0.00	$14.49	01/02/2013		43,314.00	$443,102.22	(6)
	67,159.00	0.00	$18.87	01/02/2014		134,613.00	$1,377,090.99	(7)
	0.00	21,576.00	$26.68	12/12/2016	(2)

(1)	All equity award values are based on a November 30, 2008 closing stock price of $10.23. RSUs include the right to receive dividend equivalents in the same amount and at the same time as dividends paid to all Discover common stockholders.
(2)	50% of the award will become exercisable on January 2, 2009; and 50% of the award will become exercisable on January 2, 2010.
(3)	Ms. Offereins completed the services required to receive 100% of the award on January 2, 2001. 100% of this award was scheduled to vest and convert to shares of Discover Common Stock on December 4, 2010. Effective with the Committee decision described on page 27 the awards converted on January 31, 2009.
(4)	Ms. Offereins completed the services required to receive 50% of the award on January 2, 2007 and 50% of the award on January 2, 2008. 100% of the award was originally scheduled to convert to shares of Discover Common Stock on September 8, 2009. Effective with the Committee decision described on page 27 the awards converted on January 31, 2009.
(5)	Ms. Offereins completed the services required to receive 50% of the award on January 2, 2008 and 50% of the award on January 2, 2009. 100% of the award was originally scheduled to convert to shares of Discover Common Stock on September 8, 2010. Effective with the Committee decision described on page 27 the awards converted on January 31, 2009.
(6)	Ms. Offereins completed the services required to receive 50% of the award on January 2, 2009 and will complete the services required to receive 50% of the award on January 2, 2010. 100% of this was originally scheduled to convert to shares of Discover Common Stock on January 2, 2010. Effective with the Committee decision described on page 27 50% of the award converted on January 31, 2009 and the remainder will convert upon completion of the required services.
(7)	Stock unit awards vest and convert to shares of Discover Common Stock ratably for four years on the anniversary of the July 2, 2007 grant date.

	Option Awards					Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)
Carlos Minetti	173,074.00	0.00	$28.98	01/12/2011		79,575.00	$814,052.25	(3)
	52,549.00	0.00	$19.41	01/02/2012		77,539.00	$793,223.97	(4)
	84,911.00	0.00	$14.49	01/02/2013		103,385.00	$1,057,628.55	(5)
	63,584.00	0.00	$18.87	01/02/2014		47,813.00	$489,126.99	(6)
	0.00	22,231.00	$26.68	12/12/2016	(2)	134,613.00	$1,377,090.99	(7)

(1)	All equity award values are based on a November 30, 2008 closing stock price of $10.23. RSUs include the right to receive dividend equivalents in the same amount and at the same time as dividends paid to all Discover common stockholders.
(2)	50% of the award became exercisable on January 2, 2009 and 50% of the award will become exercisable on January 2, 2010.
(3)	Mr. Minetti completed the services required to receive 50% of the award on January 2, 2007 and 50% of the award on January 2, 2008. 100% of the award was originally scheduled to convert to shares of Discover Common Stock on September 8, 2009. Effective with the Committee decision decided on page 27 the awards converted on January 31, 2009.
(4)	Mr. Minetti completed the services required to receive 50% of the award on January 2, 2008 and 50% of the award on January 2, 2009. 100% of the award was originally scheduled to convert to shares of Discover Common Stock on September 8, 2010. Effective with the Committee decision described on page 27 the awards converted on January 31, 2009.
(5)	Mr. Minetti will complete the services required to receive 100% of the award on January 2, 2010. 50% of the award will vest and convert to shares of Discover Common Stock on January 2, 2011 and 50% of the award will vest and convert to shares of Discover Common Stock on January 2, 2012.
(6)	Mr. Minetti completed the services required to receive 50% of the award on January 2, 2009 and will complete service required to receive the remaining 50% of the award on January 2, 2010. 100% of this was originally scheduled to convert to shares of Discover Common Stock on January 2, 2010. Effective with the Committee decision described on page 27 50% of the award converted on January 31, 2009 and the remainder will convert upon completion of the required services.
(7)	Stock unit awards vest and convert to shares of Discover common stock ratably for four years on the anniversary of the July 2, 2007 grant date.

2008 OPTION EXERCISES AND STOCK VESTED TABLE

The following table provides information regarding the number of Discover stock options that were exercised by Named Executive Officers and the number of Discover equity awards that vested during fiscal 2008, and the subsequent value realized from the exercise or vesting of such awards.

	Options Awards(1)		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
David W. Nelms	—	—	125,639	$1,728,792.64	(4)
	—	—	50,601	$877,421.34

Roy A. Guthrie	—	—	44,871	$617,424.96

Roger C. Hochschild	—	—	107,690	$1,481,814.40	(4)
	—	—	38,996	$676,190.64

Diane E. Offereins	—	—	44,871	$617,424.96
	—	—	29,847	$517,546.98	(5)

Carlos Minetti	—	—	44,871	$617,424.96
	—	—	28,257	$489,976.38	(5)

(1)	No options were exercised by the NEOs in FY 2008.
(2)	Represents the total number of RSUs that reached the scheduled vesting date, and therefore ceased to be subject to cancellation provisions, during fiscal 2008. Includes the number of RSUs that reached the scheduled conversion date but were not converted into shares of Discover common stock. Instead, these RSUs were deferred to preserve full deductibility under Section 162(m) of the IRC. Deferred RSUs are also disclosed in the “Executive Contributions” column to the Nonqualified Deferred Compensation Table.
(3)	The amount shown represents the closing price of the Company’s common stock on the scheduled vesting date multiplied by the number of RSUs that reached the scheduled vesting date.
(4)	Represents total number of Discover RSUs deferred on July 2, 2008.
(5)	Represents total number of Discover RSUs deferred on September 8, 2008.

2008 PENSION BENEFITS TABLE

Name	Plan Name	Number of Years of Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
David W. Nelms	Discover Financial Services Pension Plan	9.0833	$57,223	—
Roy A. Guthrie	Discover Financial Services Pension Plan	2.1667	$29,176	—
Roger C. Hochschild	Discover Financial Services Pension Plan	8.9167	$43,781	—
Diane E. Offereins	Discover Financial Services Pension Plan	8.8333	$73,221	—
Carlos Minetti	Discover Financial Services Pension Plan	6.7500	$36,198	—

(1)	For actuarial valuation purposes, credited service is attributed through the measurement date of September 30, 2008.
(2)	Service credit and actuarial values are calculated as of September 30, 2008, the plan’s measurement date for the last fiscal year.

The table above lists the amounts we estimate as the present value of accumulated benefits we will pay to each of the Named Executive Officers upon normal retirement. Messrs. Nelms, Guthrie, Hochschild, Minetti and Ms. Offereins each participate in the Discover Financial Services Pension Plan, a defined benefit pension plan intended to qualify under Section 401(a) of the Internal Revenue Code (the “qualified plan”). Pursuant to the qualified plan, benefits are determined with reference to career-average pay limited to $170,000 per year. Benefits under the qualified plan for each calendar year of service generally equal: (i) 1% of the participant’s eligible annual pay; plus (ii) 0.5% of the participant’s eligible annual pay which exceeds the participant’s Social Security covered compensation limit for that year, which is the average of the Social Security Taxable Wage Bases for the 35 years ending with the year the participant attains Social Security Normal Retirement Age. If the Named Executive Officers remain in service until retirement at the annual salary reported in the salary column to the Summary Compensation Table above, the estimated annual benefits payable under the qualified plan at the earliest age at which a participant may retire with an unreduced benefit (age 65) to Messrs. Nelms, Guthrie, Hochschild, Minetti and Ms. Offereins are set forth above. For more information regarding the 2008 freeze of the Discover Financial Services Pension Plan, see the Compensation Discussion & Analysis above on pages 22-23.

2008 NONQUALIFIED DEFERRED COMPENSATION TABLE

Name	Plan Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(3)		Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
David W. Nelms	NQDC(1)	—	—		$1,584	$260,960	—
	Deferred RSUs(2)	$1,728,793	—	-$	443,506	—	$1,285,287

Roy A. Guthrie	NQDC(1)	—	—		$3,002	$494,571	—
	Deferred RSUs(2)	—	—		—	—	—

Roger C. Hochschild	NQDC(1)	—	—		$345	$56,872	—
	Deferred RSUs(2)	$1,481,814	—	-$	380,146	—	$1,101,669

Diane E. Offereins	NQDC(1)	—	—		$2,797	$460,696	—
	Deferred RSUs(2)	$517,547	—	-$	74,362	—	$458,120

Carlos Minetti	NQDC(1)	—	—		$1,969	$324,288	—
	Deferred RSUs(2)	$489,976	—	-$	131,562	—	$365,927

(1)	Contains information with respect to the participation of the Named Executive Officers in the Morgan Stanley’s unfunded nonqualified deferred compensation plans prior to the Spin-Off. Effective with the Spin-Off from Morgan Stanley, Discover executives who participated in Morgan Stanley deferred compensation programs were terminated from those plans/programs. All balances were consolidated and increased 0.06% equal to LIBOR between December 1, 2008 and January 15, 2008. The balances under these plans were distributed to the participants on January 15, 2008.
(2)	Includes the number of RSUs that reached the scheduled conversion date but were not converted into shares of Discover Common Stock as scheduled. Instead, these RSUs were deferred to preserve full deductibility under Section 162(m) of the IRC. Includes the awards for Messrs. Nelms, Hochschild, Minetti and Ms. Offereins as noted in the 2008 Option Exercises and Stock Vested Table. The deferred RSUs listed in this table were converted into shares on January 31, 2009 in conjunction with the amendment described on page 27.
(3)	Reflects change in stock price on deferred RSUs. Excludes cash dividend equivalent payments of $31,153, $25,846, $10,748, and $8,585 paid on deferred RSUs for Messrs. Nelms and Hochschild, Ms. Offereins, and Mr. Minetti, respectively.

POTENTIAL PAYMENTS UPON A TERMINATION OR CHANGE IN CONTROL

Change in Control Severance Policy

On September 21, 2007, the Compensation Committee of our Board of Directors approved the Discover Financial Services Change in Control Severance Policy (the “Policy”), which will apply to members of Discover’s management, including the Named Executive Officers. The terms and amounts payable under our Change in Control Severance Policy as described below may be subject to change under the applicable executive compensation requirements in the event of and for the duration of the Company’s participation in the U.S. Treasury Capital Purchase Program.

If any Named Executive Officer is terminated, other than for cause (as defined in the Policy), disability, death or voluntary retirement, including a voluntary termination following a mandatory change in work location, as specified in the Policy, or diminution in salary, benefits or responsibilities, within six months prior to or two years following the occurrence of a change in control (as defined in the Policy), upon Discover’s receipt of a fully-executed irrevocable release in a form satisfactory to Discover, such Executive would be entitled to receive:

•

a lump sum cash payment equal to 1.5 times the sum of his or her annual base salary plus average cash bonus paid in the prior three years, or if the NEO has been an employee for less than three years, the number of years the NEO has been employed by Discover;

•	a lump sum payment equal to the prorated target cash bonus under Discover’s incentive compensation plans for the year of termination;

•	full vesting of all equity-based awards granted to the Named Executive Officer under Discover’s incentive compensation plans;

•	outplacement services for a period of two years at the Company’s expense with a firm chosen by the Company;

•

certain legal fees if the Named Executive Officer commences litigation and, as a result, becomes entitled to receive benefits in an amount greater than those offered by Discover prior to such litigation;

•	a lump sum payment equal to the difference between COBRA and active employee premiums for 24 months; and

•

gross-up payment if total benefit exceeds 110% of the amount that would give rise to excise tax liability (if total benefit does not exceed 110% of the amount that would give rise to excise tax liability, total benefit will be reduced to 100% of such amount).

Upon termination within six months prior to or two years following the occurrence of a change in control, as discussed above, and upon Discover’s receipt of a fully-executed non-competition agreement in a form acceptable to Discover, the Named Executive Officer will receive monthly payments for a period of eighteen months following termination in lieu of the lump sum cash payment, the total amount of such payments equal to 1.5 times the sum of his or her annual base salary and average cash bonus paid in the prior three years, or if the Named Executive Officer has been an employee for less than 3 years, the number of years the Executive has been employed by Discover.

2008 Potential Payments Upon A Termination or Change in Control Table

The following table sets forth the payments that each of our Named Executive Officers would have received under various termination scenarios on November 30, 2008. With regard to the payments on a change in control, the amounts detailed below assume that each Named Executive Officer’s employment was terminated by the Company without “cause” or by the executive for “good reason” within the specified time period of the change in control. None of the Named Executive Officers were eligible for retirement as of November 30, 2008. The tables below assume a stock price of $10.23, the closing price on November 30, 2008.

Pursuant to the terms of our equity plans and outstanding equity award agreements, the vesting of certain outstanding unvested equity awards is accelerated in the event of a change in control, death, disability or involuntary termination other than for cause.

Vesting of RSU Founder’s Grants awarded July 2, 2007 will be accelerated in the event of a termination of the executive’s employment (i) in connection with a change in control, (ii) in the event of the executive’s death or disability, or (iii) other than for cause in connection with a force reduction or elimination of the executive’s position, provided that a customary release agreement is executed. Unvested RSUs will be cancelled in the event of a termination of employment for any other reason. Executives who violate non-competition, nonsolicitation, confidentiality, intellectual property or other restrictive covenants within one year after a termination of employment will be required to pay to the Company the value of any RSUs that vested on or after, or within six months prior to, such termination.

Vesting of RSUs awarded December 12, 2006 will be accelerated in the event of a termination of the executive’s employment (i) in connection with a change in control or change in ownership, (ii) in the event of the executive’s death or disability or (iii) in the event of the executive’s retirement. Unvested RSUs will be cancelled in the event of a termination of employment for any other reason. Vested but unconverted RSUs may be forfeited in the event the executive engages in competitive activity, discloses, uses, or attempts to use propriety information, engages in a wrongful solicitation, makes unauthorized comments, or resigns from employment without having provided proper notice.

Vesting of stock options awarded December 12, 2006 will be accelerated in the event of a termination of the executive’s employment (i) in connection with a change in control or change in ownership, (ii) in the event of the executive’s death or disability or (iii) in the event of the executive’s retirement. Unvested stock options may be forfeited in the event the executive engages in competitive activity, discloses, uses, or attempts to use propriety information, engages in a wrongful solicitation, makes unauthorized comments, or resigns from employment without having provided proper notice. Unvested stock options will be cancelled in the event of a termination of employment for any other reason.

The value of accelerated vesting of equity awards in the event of a change in control is the same as the value of such accelerated vesting for a termination in connection with a change in control as described in the table below.

Executive(7)	Payment Elements	Termination in Connection with a Change in Control ($)	Involuntary Termination Without Cause ($)		Death ($)	Disability ($)	Termination Voluntary or Involuntary Termination With Cause ($)
David W. Nelms	Salary and Other Cash Payments(1)	13,672,500	2,425,000	(8)	0	0	0
	Stock Options(2)	0	0		0	0	0
	Restricted Stock Units(3)	3,855,869	3,855,869		3,855,869	3,855,869	0
	Excise Tax Gross Up(4)	0	0		0	0	0
	Health Coverage(5)	33,179	0		0	0	0
	Other(6)	21,600	0		0	0	0

	Total	17,583,148	6,280,869		3,855,869	3,855,869	0

Roy Guthrie	Salary and Other Cash Payments(1)	4,492,500	1,025,000	(8)	0	0	0
	Stock Options(2)	0	0		0	0	0
	Restricted Stock Units(3)	1,946,152	1,946,152		1,946,152	1,946,152	0
	Excise Tax Gross Up(4)	2,708,291	0		0	0	0
	Health Coverage(5)	34,353	0		0	0	0
	Other(6)	21,600	0		0	0	0

	Total	9,202,896	2,971,152		1,946,152	1,946,152	0

Roger C. Hochschild	Salary and Other Cash Payments(1)	10,317,000	1,800,000	(8)	0	0	0
	Stock Options(2)	0	0		0	0	0
	Restricted Stock Units(3)	3,305,029	3,305,029		3,305,029	3,305,029	0
	Excise Tax Gross Up(4)	0	0		0	0	0
	Health Coverage(5)	33,179	0		0	0	0
	Other(6)	21,600	0		0	0	0

	Total	13,676,808	5,105,029		3,305,029	3,305,029	0

Diane Offereins	Salary and Other Cash Payments(1)	4,492,500	1,025,000	(8)	0	0	0
	Stock Options(2)	0	0		0	0	0
	Restricted Stock Units(3)	2,203,595	2,203,595		2,203,595	2,203,595	0
	Excise Tax Gross Up(4)	0	0		0	0	0
	Health Coverage(5)	17,646	0		0	0	0
	Other(6)	21,600	0		0	0	0

	Total	6,735,341	3,228,595		2,203,595	2,203,595	0

Executive(7)	Payment Elements	Termination in Connection with a Change in Control ($)	Involuntary Termination Without Cause ($)		Death ($)	Disability ($)	Termination Voluntary or Involuntary Termination With Cause ($)

Carlos Minetti	Salary and Other Cash Payments(1)	4,218,000	1,025,000	(8)	0	0	0
	Stock Options(2)	0	0		0	0	0
	Restricted Stock Units(3)	2,791,651	2,791,651		2,791,651	2,791,651	0
	Excise Tax Gross Up(4)	0	0		0	0	0
	Health Coverage(5)	33,179	0		0	0	0
	Other(6)	21,600	0		0	0	0

	Total	7,064,430	3,816,651		2,791,651	2,791,651	0

(1)	Includes severance, pro rata bonus, and consideration for entering into the non-compete agreement.
(2)	Represents the intrinsic value of the accelerated stock options. Options with an exercise price greater than $10.23 have zero intrinsic value.
(3)	All converted equity awards are single trigger. Includes Founder’s Grants (which are double trigger).
(4)	Additional amount provided to the executive to directly offset any excise tax levied on the change in control severance package. Nets to no benefit to Executive.
(5)	Lump sum equal to health and welfare benefits for a 24-month period based on the average COBRA, vision, and dental rates.
(6)	Includes expected outplacement benefits for a 24-month period.
(7)	None of the NEOs was retirement eligible as of November 30, 2008.
(8)	The Company does not have an established involuntary termination policy, but has a historical practice of awarding a lump sum equal to one times the sum of the NEO’s base salary and cash bonus for the last complete fiscal year. Any involuntary termination payment is subject to the approval of the Compensation Committee.

Beneficial Ownership of Company Common Stock

Stock ownership of directors and executive officers.

We encourage our directors, officers and employees to own our Common Stock; owning our Common Stock aligns their interests with your interests as shareholders. All executive committee members, including our Named Executive Officers, are subject to Share Ownership Guidelines as described above in our CD&A. This commitment ties a portion of their net worth to the Company’s stock price and provides a continuing incentive for them to work towards superior long-term stock performance.

The following table sets forth the beneficial ownership of Common Stock, as of January 30, 2009, by each of our current directors and NEOs, and by all our current directors and current executive officers as a group and by such persons known to the Company to own beneficially more than five percent (5%) of the outstanding Common Stock of the Company. Unless otherwise indicated below, the address of each person named in the table below is c/o Discover Financial Services, 2500 Lake Cook Road, Riverwoods, Illinois 60015.

Beneficial Owner	Shares of Discover Common Stock Beneficially Owned(1)	Percent of Discover Common Stock Outstanding
UBS AG, Bahnhofstrasse 45, PO Box CH-8021, Zurich, Switzerland (2)	39,274,074	8.2%
FMR LLC, 82 Devonshire Street, Boston, Massachusetts, 02109(3)	47,932,693	9.9%
David W. Nelms(4)	1,476,980	*
Roger C. Hochschild(5)	1,300,308	*
Roy A. Guthrie(6)	218,417	*
Carlos Minetti(7)	653,769	*
Diane E. Offereins(8)	602,293	*
Jeffrey S. Aronin	6,364	*
Mary K. Bush	6,364	*
Gregory C. Case	6,364	*
Robert M. Devlin(9)	6,716	*
Cynthia A. Glassman	0	*
Richard H. Lenny	1,500	*
Thomas G. Maheras	0	*
Michael H. Moskow	6,877	*
E. Follin Smith	6,364	*
Lawrence A. Weinbach	6,364	*
Directors and executive officers as a group (19 persons)(10)	5,182,718	1%

*	represents beneficial ownership of less than 1%.
(1)	Does not include shares underlying unvested restricted stock units.
(2)	Based on a Schedule 13G Information Statement filed on February 9, 2009 by UBS AG (for the benefit and on behalf of the UBS Global Asset Management business group of UBS AG) regarding its holdings of our Common Stock. In the Schedule 13G, the reporting entities do not affirm the existence of a group within the meaning of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended. The Schedule 13G discloses that the reporting entities, taken as a whole, had sole voting power as to 33,404,698 shares and shared dispositive power as to 39,274,074 shares and did not have sole dispositive power or shared voting power as to any shares, in each case, of our Common Stock.
(3)

Based on a Schedule 13G Information Statement filed on February 17, 2009 by FMR LLC (“FMR”) and Edward C. Johnson 3d. Certain of the shares listed above are beneficially owned by FMR subsidiaries and related entities. The Schedule 13G discloses that FMR had sole voting power as to 2,948,545 shares and sole dispositive power as to all 47,932,693 shares. The Schedule 13G states that Mr. Johnson and various family members, through their ownership of FMR voting common stock and the execution of a shareholders’ voting agreement, may be deemed to form a controlling group with respect to FMR. The

Schedule 13G indicates that 44,099,638 shares are beneficially owned by Fidelity Management Research Company (“Fidelity”) as a result of acting as an investment adviser to several investment companies (ICs). Mr. Johnson, FMR, through its control of Fidelity, and the ICs each had sole dispositive power as to all such shares. Neither Mr. Johnson nor FMR had sole voting power as to such shares, as such power resides with the ICs’ Boards of Trustees and is carried out by Fidelity under written guidelines established by such Boards. The Schedule 13G also indicates that 23,200 shares are beneficially owned by Pyramis Global Advisors, LLC (“PGALLC”), an indirect wholly-owned subsidiary of FMR, as a result of its serving as investment adviser of certain institutional accounts. Mr. Johnson and FMR, through its control of PGALLC, each had sole dispositive and sole voting power as to all such shares. The Schedule 13G indicates that 1,886 shares are beneficially owned by Strategic Advisors, Inc., a wholly-owned subsidiary of FMR, as a result of its serving as an investment advisor to individuals. The Schedule 13G also indicates that 2,337,608 shares are beneficially owned by Pyramis Global Advisors Trust Company (“PGATC”), an indirect wholly-owned subsidiary of FMR, as a result of its serving as investment manager of certain institutional accounts. Mr. Johnson and FMR, through its control of PGATC, each had sole dispositive power over all 2,337,608 shares and sole voting power as to 1,505,008 shares. The Schedule 13G indicates that 1,470,361 shares are beneficially owned by Fidelity International Limited (“FIL”), an entity independent of FMR. Mr. Johnson is Chairman of FIL, and approximately 47% of the voting power of FIL is held by partnerships controlled by him and his family members. FIL had sole voting and dispositive power as to all such shares. FMR and FIL are of the view that they are not required to attribute to each other shares beneficially owned by the other corporation.

(4)	Includes 542,434 shares underlying vested restricted stock units and 606,231 shares subject to stock options exercisable within 60 days.
(5)	Includes 469,994 shares underlying vested restricted stock units and 749,975 shares subject to stock options exercisable within 60 days.
(6)	Includes 54,546 shares underlying vested restricted stock units and 110,192 shares subject to stock options exercisable within 60 days.
(7)	Includes 216,791 shares underlying vested restricted stock units and 385,232 shares subject to stock options exercisable within 60 days.
(8)	Includes 228,740 shares underlying vested restricted stock units and 327,649 shares subject to stock options exercisable within 60 days.
(9)	Includes 352 shares held by the Devlin Foundation, of which Mr. Devlin’s wife is president.
(10)	Includes 1,765,644 shares underlying vested restricted stock units and 2,724,123 shares subject to stock options exercisable within 60 days.

PROPOSAL 2

APPROVAL OF THE DISCOVER FINANCIAL SERVICES

AMENDED AND RESTATED 2007 OMNIBUS INCENTIVE PLAN

We adopted the Discover Financial Services 2007 Omnibus Incentive Plan (which we refer to as the “2007 Plan”) on May 29, 2007 with the approval of Morgan Stanley in its capacity as our sole stockholder. On January 19, 2009, our Compensation Committee approved the adoption of an amendment and restatement of the 2007 Plan to make certain clarifying changes to ensure that the 2007 Plan and any awards made pursuant to the Plan continue to be in compliance with Section 409A of the Internal Revenue Code and the related regulations promulgated by the United States Treasury Department. The amendment and restatement does not change any benefits or awards available under the 2007 Plan.

The Discover Financial Services Amended and Restated 2007 Omnibus Incentive Plan (which we refer to as the “Amended and Restated 2007 Plan”) provides for the grant of awards which may include one or more of the following: (i) stock options (both nonqualified and incentive stock options), (ii) stock appreciation rights (“SARs”), (iii) restricted stock awards, (iv) restricted stock unit awards, (v) performance grants and (vi) cash awards. Such awards may be for partial-year, annual or multi-year periods. The purpose of the Amended and Restated 2007 Plan is to enable us to:

•	advance the interests of Discover by attracting and retaining high caliber employees and other key individuals;

•

more closely align the interests of our shareholders and recipients of awards under the Amended and Restated 2007 Plan by increasing the proprietary interest of such recipients in our growth and success as measured by the value of our stock; and

•	motivate award recipients to act in the long-term best interests of our shareholders.

The terms of both the original 2007 Plan and the Amended and Restated 2007 Plan require us to submit the plan to our shareholders in accordance with the provisions of section 162(m) of the Internal Revenue Code. If we do not obtain this approval, the Amended and Restated 2007 Plan will terminate and no further grants or payments may be made thereunder. We are asking you to approve the Amended and Restated 2007 Plan solely so that Discover may continue to grant awards under the plan in 2009 and thereafter that are fully tax deductible as performance-based compensation under U.S. federal income tax law. No additional shares are being requested for future issuance beyond the 45,000,000 shares already reserved under the 2007 Plan, which was approved by Morgan Stanley, as sole shareholder of Discover, in 2007. Under U.S. federal income tax law, certain remuneration in excess of $1 million paid to the chief executive officer of a public company and the three highest compensated officers of Discover other than the chief executive officer and chief financial officer is not deductible. However, compensation that qualifies as “performance-based” compensation should be fully deductible if the plan under which such compensation is awarded is approved by the shareholders and certain other requirements are met. The deductibility of compensation is subject to change under the applicable executive compensation requirements in the event of and for the duration of the Company’s participation in the U.S. Treasury Capital Purchase Program.

Until the time of our 2009 Annual Meeting of Shareholders, the 2007 Plan will continue to operate under a transitional rule for new public companies like Discover that were created in a spin-off from another public company. This transitional rule provides that “performance-based” compensation is exempt from the $1 million limitation if such compensation was awarded or paid prior to the first regularly scheduled meeting of shareholders that occurs more than 12 months after the date Discover became a separate publicly traded company.

Amended and Restated 2007 Plan Highlights

Some of the key features of the Amended and Restated 2007 Plan include:

•

Limit on Shares Available for Issuance: As of November 30, 2008, 32,027,681 shares of the 45,000,000 shares reserved under the 2007 Plan were available for future issuances. As of November 30, 2008, Discover had granted 9,424,139 restricted stock unit awards and 5,223,738 stock options.

•

Independent Committee Administration: Awards granted to senior executives will be granted by a Compensation Committee of the Discover Financial Services Board of Directors, that is comprised entirely of independent directors.

•	No Repricing or Discounting of Stock Options or Stock Appreciation Rights: Stock options and stock appreciation rights may not be repriced under the Amended and Restated 2007 Plan.

•	Stock Option and Stock Appreciation Right Term Limits: Stock options and stock appreciation rights will have a maximum term of ten years.

•	Term of Plan. No Awards may be made under the Amended and Restated 2007 Plan after the date that is 5 years from the date of shareholder approval.

Summary of the Amended and Restated 2007 Omnibus Incentive Plan

The following is a description of the Amended and Restated 2007 Plan. This description is qualified in its entirety by reference to the plan document, as proposed, a copy of which is attached to this Proxy Statement as Exhibit A.

Shares Available. 45,000,000 shares of our Common Stock may be subject to awards under the Amended and Restated 2007 Plan, subject to adjustment in the event of a stock split, reverse stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, reclassification, exchange of shares, split-up, extraordinary dividend or distribution, spin-off, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar event. This number includes awards to be issued by reason of the adjustment of prior awards for Morgan Stanley stock held by our employees into awards for our stock. If any award is cancelled, forfeited, terminates or expires unexercised, or if shares are tendered or withheld from an award to pay the option price or satisfy a tax withholding obligation, such shares may again be issued under the Amended and Restated 2007 Plan. Of the share reserve, 9,056,609 shares represent Morgan Stanley equity awards granted prior to the Spin-Off that were converted into Discover equity awards at the time of the Spin-Off.

Eligibility. All of our employees and all employees of our subsidiaries and their respective affiliates will be eligible to receive awards. Our Compensation Committee will have discretion to select participants and determine the form, amount and timing of each award to such persons, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of an award.

Administration. The Amended and Restated 2007 Plan will be administered by the Compensation Committee or any other committee comprised entirely of “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Compensation Committee is currently comprised of three directors, each of whom the Board has determined has no material relationship with Discover and is otherwise independent under the rules of the New York Stock Exchange. Each current member of the Compensation Committee also meets the definitions of “outside director” under Section 162(m) of the Internal Revenue Code and “non-employee director” under Rule 16b-3 under of the Securities Exchange Act of 1934, as amended.

Forms of Awards. Awards under the Amended and Restated 2007 Plan may include one or more of the following types: (i) stock options (both nonqualified and incentive stock options), (ii) stock appreciation rights (“SARs”), (iii) restricted stock awards, (iv) restricted stock unit awards, (v) performance grants and (vi) cash awards. Such awards may be for partial-year, annual or multi-year periods.

Options are rights to purchase a specified number of shares of our Common Stock at a price fixed by our Compensation Committee, but not less than fair market value on the date of grant. Options generally expire no later than ten years after the date of grant. Options will become exercisable at such time and in such installments as our Compensation Committee will determine. Payment of the option price (sometimes called the exercise price or strike price) must be made in full at the time of exercise in such form as our Compensation Committee shall determine. Payment methods will include cash, the exchange of shares already owned, combination of cash and exchange of shares or by such other means as we may authorize. Options intended to be incentive stock options under Section 422 of the Code may not be granted to any person who is not an employee of Discover or any parent or subsidiary, as defined in Section 424 of the Internal Revenue Code. All incentive stock options must be granted within ten years of the date the Amended and Restated 2007 Plan is approved by our Compensation Committee.

A SAR entitles the participant to receive, upon exercise, an amount equal to any positive difference between the fair market value of one share of our Common Stock on the date the SAR is exercised and the exercise price, multiplied by the number of shares of Common Stock with respect to which the SAR is exercised. Our Compensation Committee will have the authority to determine whether the amount to be paid upon exercise of a SAR will be paid in cash, Common Stock (including restricted stock) or a combination of cash and Common Stock.

Restricted stock awards provide for a specified number of shares of our Common Stock subject to a restriction against transfer during a period of time or until performance measures are satisfied, as established by our Compensation Committee. Unless otherwise set forth in the agreement relating to a restricted stock award, the participant has all rights as a shareholder, including voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that our Compensation Committee may determine that distributions with respect to shares of Common Stock will be deposited with Discover and will be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

A restricted stock unit award is a right to receive a specified number of shares of our Common Stock (or the fair market value thereof in cash, or any combination of our Common Stock and cash, as determined by our Compensation Committee), subject to the expiration of a specified restriction period and/or the achievement of any performance measures selected by the Compensation Committee, consistent with the terms of the Amended and Restated 2007 Plan. The restricted stock unit award agreement will specify whether the award recipient is entitled to receive dividend equivalents with respect to the number of shares of our Common Stock subject to the award. Prior to the settlement of a restricted stock unit award in our Common Stock, the award recipient will have no rights as a shareholder of our company with respect to our Common Stock subject to the award.

Performance grants are awards whose final value or amount, if any, is determined by the degree to which specified performance measures have been achieved during a performance period set by our Compensation Committee. Performance periods can be partial-year, annual or multi-year periods, as determined by our Compensation Committee. Performance measures that may be used include (without limitation) one or more of the following: the attainment by a share of common stock of a specified value within or for a specified period of time, earnings per share, earnings before interest expense and taxes, return to shareholders (including dividends), return on equity, earnings, revenues, cash flow or cost reduction goals, operating profit, pretax return on total capital, economic value added or any combination of the foregoing. Such criteria and objectives may relate to results obtained by the individual, Discover, a subsidiary, or an affiliate, or any business unit or division thereof, or may relate to results obtained relative to a specific industry or a specific index. Payment may be made in the form of cash, common stock, restricted stock, restricted stock units or a combination thereof, as specified by our Compensation Committee.

Annual incentive awards are generally cash awards based on the degree to which certain of any or all of a combination of individual, team, department, division, subsidiary, group or corporate performance objectives are met or not met. Our Compensation Committee may establish the terms and provisions, including performance objectives, for any annual incentive award. All cash awards are payable no later than March 15 of the year immediately following the fiscal year for which it was earned.

An award agreement may contain additional terms and restrictions, including vesting conditions, not inconsistent with the terms of the Amended and Restated 2007 Plan, as the Compensation Committee may determine.

Maximum Award. To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Internal Revenue Code, the maximum number of options and SARs which may be granted to or elected by any individual during a fiscal year is 2,000,000. The maximum number of shares that may be subject to restricted stock or stock units granted to or elected by a participant in any fiscal year shall be 1,000,000 shares. The maximum cash bonus payable to any individual for any performance period will be $10,000,000.

Federal Income Tax Consequences. A participant to whom a nonqualified stock option is granted will recognize no income at the time of the grant and we will not be entitled to a deduction at that time. When the participant exercises a nonqualified stock option, he or she will generally recognize ordinary income equal to the excess, if any, of the fair market value (determined as of the date of exercise) of the Common Stock received over the option exercise price. The tax basis of such shares to the participant will be equal to the exercise price paid plus the amount includable in his or her gross income as compensation. The holding period for purposes of determining whether a subsequent sale of such share by the participant results in the recognition of short-term or long-term capital gain or loss will commence on the day after the date the share is transferred to the participant. When the participant exercises a stock option, he or she will generally recognize ordinary compensation income equal to the difference, if any, between the fair market value of the Common Stock he or she receives at such time and the sum of the exercise price for such shares.

A participant to whom an incentive stock option which qualifies under Section 422 of the Internal Revenue Code is granted will generally recognize no income at the time of grant or at the time of exercise, and we will not be entitled to a deduction at either time. However, upon the exercise of an incentive stock option, the excess of the fair market value of the Common Stock over the exercise price thereof may result in the participant being subject to an alternative minimum tax under applicable provisions of the Internal Revenue Code. In order to obtain incentive stock option treatment for federal income tax purposes, the participant (i) must be an employee of Discover, a subsidiary of Discover, or any of their respective affiliates continuously from the date of grant until any termination of employment and (ii) in the event of such a termination, must generally exercise an incentive stock option within three months after such termination. When a participant sells the common stock received upon exercise of an incentive stock option more than one year after exercise and more than two years after the date of grant of such incentive stock option, he or she will normally recognize long-term capital gain or loss equal to the difference, if any, between the sale price of such shares at such time and the exercise price. If the participant disposes of such shares before such periods end, the participant will recognize ordinary compensation income equal to the lesser of (i) the difference, if any, between the fair market value of such shares on the date of exercise and the exercise price, and (ii) the difference, if any, between the sale price and the exercise price. Any other gain or loss on such sale (in addition to the ordinary income mentioned above), will normally be capital gain or loss. The tax basis of such shares to the participant, for purposes of computing such other gain or loss, should be equal to the exercise price paid (plus the amount includable in his gross income as compensation, if any).

The inclusion of SARs with a nonqualified stock option or an incentive stock option will normally not result in taxable income to the participant, and we will not be entitled to a deduction at that time. At the time of exercise, the participant will normally recognize ordinary compensation income in an amount equal to the cash and the fair market value of the Common Stock he or she receives to satisfy his or her SAR. The tax basis of any such shares received by the participant pursuant to a SAR should be equal to the amount includable in his gross income as compensation in respect of such shares, and the participant’s holding period therefore should normally commence on the day after the day on which he or she recognizes taxable income in respect of such shares.

A participant granted shares of restricted stock will not recognize taxable income at the time of grant and Discover will not be allowed a deduction for federal income tax purposes at that time. However, a participant granted such shares may elect to recognize taxable compensation in the year of the grant in an amount equal to the fair market value of the shares at the time of grant by filing a “Section 83(b) election” to such effect with us and the Internal Revenue Service within 30 days after the date of grant. If shares with respect to which a participant has made the above-described Section 83(b) election are forfeited, no deduction will be allowed to the participant with respect to such forfeiture. If a Section 83(b) election is not made, a participant granted shares of restricted stock will recognize taxable compensation in an amount equal to the fair market value of the shares at the time the shares first become transferable. Any dividends paid on shares of restricted stock prior to the date on which the participant recognizes taxable compensation with respect to the shares will be taxable to the participant as additional compensation rather than as ordinary dividends. Subject to the $1 million limit on the amount of compensation that can be deducted for payments to our senior officers, we will be allowed a deduction for federal income tax purposes at the time the participant of restricted stock recognizes taxable compensation equal to the amount of compensation recognized by such participant. A participant’s basis for shares of restricted stock will be the amount recognized as taxable compensation. A participant’s holding period for such shares will begin on the day after the date the participant recognizes taxable compensation with respect to the shares.

A person who has been granted a restricted stock unit award will not recognize taxable income on the date of grant and Discover will not be entitled to a deduction at that time. When the restricted stock unit award vests and shares are transferred to the participant, the participant will recognize ordinary income in an amount equal to the fair market value of the transferred shares at such time less any cash consideration which the participant paid for the shares, and Discover will be entitled to a corresponding deduction. Any gain or loss realized upon the participant’s sale or exchange of the shares will be treated as long-term or short-term capital gain or loss. The participant’s basis for the shares will be the amount recognized as taxable compensation plus any cash consideration which the participant paid for the shares. The participant’s holding period for the shares will begin on the day after the date the shares are transferred to the participant.

A participant to whom a performance grant award is made will not recognize taxable income at the time such award is made. The participant will recognize taxable income, however, at the time cash, Common Stock or other Discover securities or property is paid to the participant pursuant to such award, and the amount of such income will be the amount of such cash and the fair market value at such time of such shares or securities, or property. The tax basis of any such shares, securities or property received by the participant pursuant to a performance grant award should be equal to the amount includable in the participant’s gross income as compensation in respect of such shares, securities or property, and the holding period therefore should normally commence on the day following the date on which the participant recognizes taxable income in respect of such shares, securities or property. Any income equivalents paid to a recipient with respect to his or her performance grant award should generally be regarded for federal income tax purposes as compensation. A participant who receives a bonus stock award will recognize taxable income at the time the bonus stock is awarded.

Any compensation includable in the gross income of a recipient will be subject to appropriate federal income tax withholding.

Discover or the subsidiary for which a participant is performing services will generally be allowed to deduct amounts that are includable in the income of the participant as ordinary compensation income at the time such amounts are so includable, provided that the amounts qualify as reasonable compensation for personal services actually rendered.

The discussion set forth above is a brief overview of certain United States federal income tax consequences of awards made under the Amended and Restated 2007 Plan. This overview should not be relied upon as being a complete description of the applicable United States federal income tax consequences. In addition, this overview does not address the state, local, foreign or other tax aspects of awards made under the Amended and Restated 2007 Plan.

The Amended and Restated 2007 Plan and all Awards are intended to be exempt from or comply with Section 409A of the Internal Revenue Code pursuant to the guidance issued thereunder in all respects and will be administered in a manner consistent with such intent.

Termination of Employment. The terms and conditions of an award shall be set forth in an “Award Document” authorized by the Compensation Committee. The Award Document shall include any vesting, exercisability, payment and other restrictions applicable to an Award (which may include, without limitation, the effects of termination of employment, cancellation of the Award under specified circumstances, restrictions on transfer or provision for mandatory resale to Discover). The effect of a participant’s termination of employment on his or her award depends on the reason for such termination. Generally, for stock options and stock appreciation rights, unless otherwise specified in the agreement, termination of employment due to disability, death or retirement will result in the stock option or stock appreciation right becoming fully vested and exercisable until the expiration date of such stock option or stock appreciation right; termination of employment due to certain reductions in force will result in the award continuing to vest for up to four years thereafter and will be exercisable until four years following the date of termination or, if earlier, the expiration date of such stock option or stock appreciation right; termination of employment for cause will result in the award expiring as of the close of the New York Stock Exchange on the date of the participant’s termination of employment; termination of employment for reasons other than disability, death, retirement, termination without cause as part of a reduction in force or termination for cause result in the stock option or stock appreciation right ceasing to vest, and to the extent vested, such stock option or stock appreciation right may be exercised until the close of the New York Stock Exchange on the ninetieth (90th) day following such participant’s termination of employment.

Generally, for stock awards, unless otherwise specified in the agreement, termination of employment due to disability, death or retirement will cause the restriction period to lapse on the date employment terminates; termination of employment for reasons other than disability, death or retirement will result in the award being immediately forfeited and canceled. Generally, for special stock awards (including without limitation the Founders Grants made to eligible employees at the Spin-Off), termination of employment for reasons other than disability or death will result in the award being immediately forfeited and canceled.

Change in control. A termination of employment, other than for cause, within six months prior to or within 24 months after a change in control of Discover or of an applicable business unit will result in the award being immediately vested. In the event of a change in control of Discover which results from a transaction pursuant to which the shareholders of Discover receive shares of Common Stock of an acquiring entity (the “Acquirer”) that are registered under Section 12 of the Exchange Act, unless otherwise determined by the Compensation Committee, in its sole discretion prior to such change in control, there shall be substituted for each share of Discover common stock subject to the award the number and class of shares of common stock of the Acquirer into which each outstanding share of Discover common stock shall be converted pursuant to such change in control transaction; and the award shall otherwise continue in effect. In the event of a change in control of Discover which results from a transaction pursuant to which the shareholders of Discover receive consideration other than shares of common stock of the Acquirer that are registered under Section 12 of the Exchange Act, the value of the restricted stock units hereunder shall, unless otherwise determined by the Compensation Committee in its sole discretion prior to such change in control, be converted into a right to receive the cash or other consideration received by the shareholders of Discover in such transaction, and the award shall otherwise continue in effect. In the event of a change in control of a business unit, the value of the restricted stock units of the applicable employee shall be either (i) assumed by the person or entity that acquires such business unit and converted into a right to receive cash or such other compensation that the Compensation Committee shall, in its sole discretion, determine to be consistent with the terms of the Amended and Restated 2007 Plan, and the award shall otherwise continue in effect or (ii) be converted into shares of Company Common Stock on the date of such change in control.

Amendment. The Board or the Compensation Committee may amend or terminate the Amended and Restated 2007 Plan and, subject to certain limitations in the plan, the Compensation Committee may amend outstanding awards under the Amended and Restated 2007 Plan in any manner as it shall deem advisable in its sole discretion, subject to any requirement of shareholder approval required by applicable law, rule or regulation, including the rules of the New York Stock Exchange; provided, however, that no amendment of the Amended and Restated 2007 Plan can be made without shareholder approval if such amendment would increase the maximum number of shares of Common Stock available under the Amended and Restated 2007 Plan, subject to certain exceptions contained in the plan. No amendment of the Amended and Restated 2007 Plan or an outstanding Award can impair the rights of a participant (the determination of which is made by the Compensation Committee in its sole discretion) of an outstanding Award without the consent of such participant.

Adjustment. In the event of any stock split, reverse stock split, stock dividend, recapitalization, reorganization, merger, consolidation, extraordinary dividend or distribution, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchaser Common Stock at a price below fair market value or other change in corporate structure or any other event that affects Discover’s capitalization, the Compensation Committee will equitably adjust the number and kind of shares authorized under the Amended and Restated 2007 Plan, including all applicable maximum limits, and the number and kind of shares subject to outstanding awards including the exercise price, if applicable. Such adjustments may take the form of a cash payment. Unless otherwise determined by the Compensation Committee, adjusted awards will be subject to the same vesting schedule and restrictions as applied to the underlying award.

Agreements. Discover may condition an Award participant’s right (a) to exercise, vest or settle the award and (b) to receive delivery of shares, on the execution and delivery to Discover of the Award agreement and the completion of other requirements, including, but not limited to, the execution of a non-solicitation agreement by the recipient and delivery thereof to Discover. The Compensation Committee may also approve an Award agreement that, upon the termination of an Award participant’s employment or service, provides that, or may, in its sole discretion based on a review of all relevant facts and circumstances, otherwise take action regarding an Award agreement such that (i) any or all outstanding stock options and stock appreciation rights will become exercisable in part or in full, (ii) all or a portion of the restriction period applicable to any outstanding stock award will lapse, (iii) all or a portion of the performance period applicable to any outstanding performance grant will lapse and (iv) the performance measures applicable to any outstanding award (if any) will be deemed to be satisfied at the maximum or any other level.

New Plan Benefits—Benefits Awarded in 2009. Pursuant to the transitional rule described above, grants were made in fiscal 2009 under the 2007 Plan for performance in fiscal 2008. Please see the “Compensation Discussion & Analysis” section of this Proxy Statement for information regarding the 2009 grants to the named executive officers for fiscal 2008 performance and the “Outstanding Equity Awards at Fiscal Year-End Table” in the “Executive Compensation” section of this Proxy Statement for information regarding all awards held by named executive officers under the 2007 Plan as of the end of fiscal 2008. All executive officers as a group (9 persons) and the non-executive officer employee group as of December 9, 2008 received 0 stock options and 1,410,624 restricted stock or restricted stock unit awards and 0 stock options and 827,474 restricted stock or restricted stock unit awards, respectively, in 2009 under the 2007 Plan. No determination has yet been made as to the awards, if any, that any individual who is eligible to participate in the Amended and Restated 2007 Plan will be granted in the future.

Equity Compensation Plan Information

The following table gives information, as of November 30, 2008, about our Common Stock that may be issued upon the exercise of options and other equity awards under all compensation plans under which equity securities are reserved for issuance. The 2007 Plan and Discover Financial Services Directors’ Compensation Plan are our only equity compensation plans pursuant to which our equity securities are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	11,904,741	$19.71	32,027,681
Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	11,904,741	$19.71	32,027,681

(1)	Includes 7,317,859 vested and unvested restricted stock units.

The approval of the Amended and Restated 2007 Plan requires the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. Abstentions and broker non-votes will have the effect of a vote “AGAINST” the proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE DISCOVER FINANCIAL SERVICES AMENDED AND RESTATED 2007 OMNIBUS INCENTIVE PLAN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS RATIFICATION UNLESS OTHERWISE INSTRUCTED.

PROPOSAL 3

Ratification of Appointment of Independent Registered Public Accounting Firm

The Board of Directors and the Audit Committee recommend to the shareholders the ratification of the appointment of Deloitte & Touche LLP (“Deloitte & Touche”), an independent registered public accounting firm, to audit the accounts of the Company for 2009. Deloitte & Touche has served as the independent registered public accounting firm for the Company and its former parent company, Morgan Stanley. Consistent with the regulations adopted pursuant to the Sarbanes-Oxley Act of 2002, the lead audit partner having primary responsibility for the audit and the concurring audit partner are rotated every five years.

A representative of Deloitte & Touche will be present at the meeting, will have the opportunity to make a statement, if desired, and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees. The following table summarizes the aggregate fees (including related expenses) for professional services provided by Deloitte & Touche related to fiscal 2007 and fiscal 2008 (amounts in thousands).

	2008	2007
Audit Fees(1)	$3,810	$5,485
Audit-Related Fees(2)	908	930
Tax Fees	0	0
All Other Fees(3)	12	1
Total	$4,730	$6,416

(1)	Audit Fees services include: (i) the audit of our consolidated and combined financial statements included in our Annual Report on Form 10-K and services attendant to, or required by, statute or regulation; (ii) reviews of the interim condensed consolidated and combined financial statements included in our quarterly reports on Form 10-Q; (iv) consents and other services related to SEC and other regulatory filings; and (v) accounting consultation attendant to the audit.
(2)	Audit-Related Fees services include: (i) the audit of our 401(k) and pension plans; (ii) data verification and agreed-upon procedures related to asset securitizations; and (iii) assessment and testing of internal controls and risk management processes beyond the level required as part of the audit pursuant to Statement on Auditing Standards No. 70.
(3)	All Other Fees includes fees for Deloitte & Touche’s accounting research tool and seminars presented by Deloitte & Touche LLP.

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE’S APPOINTMENT AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS RATIFICATION UNLESS OTHERWISE INSTRUCTED.

Policy Regarding Pre-Approval of Independent Registered Public Accounting Firm Services

In order to assure the continued independence of our independent registered public accounting firm, the Audit Committee has adopted a policy requiring pre-approval of audit and non-audit services performed by our independent registered public accounting firm. Under that policy, the Audit Committee pre-approves a list of audit, audit-related and permitted non-audit services that may be provided by the independent registered public accounting firm without obtaining specific pre-approval from the Audit Committee. In addition, the Audit Committee sets pre-approved fee levels for the pre-approved services. Any type of service that is not included on the list of pre-approved services or that exceeds pre-approved fee levels must be specifically pre-approved by the Audit Committee. The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve any audit or permitted non-audit service to be performed by the independent registered public accounting firm, provided that such approvals are presented to the full Audit Committee at the next scheduled meeting and that estimated fees for such services are not in excess of certain limits. The Audit Committee reviews its pre-approval policy annually for purposes of assuring its continued appropriateness and compliance with applicable law and listing standards.

Audit Committee Report

The Audit Committee of the Discover Financial Services Board of Directors is comprised of three (1) directors, each of whom is independent under New York Stock Exchange rules and applicable securities laws. The Board of Directors has determined that each member of the Audit Committee is financially literate as required under New York Stock Exchange rules and that Mr. Moskow and Ms. Smith are audit committee financial experts as defined by the SEC. The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee charter is available in the “Investor Relations” section at http://www.discoverfinancial.com.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for the Company’s financial reporting process, including establishing and maintaining adequate internal financial controls and the preparation of financial statements. The Company’s independent registered public accounting firm, Deloitte & Touche, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles. We rely, without independent verification, on the information provided to us and on the representations made by management, the internal auditor and Deloitte & Touche.

Consistent with its charter responsibilities, the Audit Committee has reviewed and discussed with management and Deloitte & Touche the Company’s audited financial statements for fiscal 2008. The Audit Committee has discussed with Deloitte & Touche the matters that are required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

Deloitte & Touche has also provided to the Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding communication with the Audit Committee concerning independence. The Committee discussed with Deloitte & Touche the firm’s independence and considered whether the provision of services to the Company by Deloitte & Touche is consistent with maintaining the firm’s independence.

Based upon the discussions and reviews described above, and subject to the limitations on the Committee’s role and responsibilities referred to above and in the Audit Committee charter, the Audit Committee recommended to the Board that the Company’s audited consolidated and combined financial statements for fiscal 2008 be included in the Company’s Annual Report on Form 10-K. The Audit Committee also selected Deloitte & Touche as the Company’s independent registered public accounting firm for fiscal 2009 and is presenting the selection to the shareholders for ratification.

Submitted by the Audit Committee of the Board of Directors:

E. Follin Smith (Chair)

Thomas G. Maheras

Michael H. Moskow

(1) Subsequent to the approval of the Audit Committee Report, Dr. Glassman joined the Audit Committee.

Other Matters

Section 16(a) beneficial ownership reporting compliance.

The Company believes that all required reports have been timely filed under the SEC’s rules for reporting transactions in our Common Stock by directors, officers and beneficial owners of more than 10% of our securities except that one transaction by Mr. Talwar was not reported on a timely-filed Form 4, but such transaction was subsequently reported on a Form 4, and all transactions are reflected in this Proxy Statement.

Code of Ethics

The Company maintains a Code of Ethics and Business Conduct applicable to all directors, officers and employees, including senior financial officers. The Code of Ethics and Business Conduct is available without charge through the “Investor Relations, Corporate Governance” portion of the Company’s website, www.discoverfinancial.com, or by writing to the attention of: Investor Relations, Discover Financial Services, 2500 Lake Cook Road, Riverwoods, Illinois 60015. Any waivers of the provisions of this Code of Ethics and Business Conduct for directors or executive officers may be granted only in exceptional circumstances by the Board, or an authorized committee thereof, and will be promptly disclosed to the Company’s shareholders.

Certain transactions

Certain of our directors, officers and certain members of their immediate families have received extensions of credit from us in connection with mortgage loans, credit card transactions and lines of credit. The extensions of credit were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to the lender and did not involve more than normal risk of collectibility or present other unfavorable terms.

We or one of our subsidiaries may occasionally enter into transactions with certain “related persons.” Related persons include our executive officers, directors, nominees for directors, beneficial owners of 5% or more of our Common Stock and immediate family members of these persons. We refer to transactions involving amounts in excess of $120,000 and in which the related person has a direct or indirect material interest as “related person transactions.” Each related person transaction must be approved or ratified in accordance with the Company’s written Related Person Transactions Policy as follows: (i) proposed related person transactions involving executive officers (and/or their immediate family members) other than our chief executive officer or our general counsel will be referred to our chief executive officer or our general counsel for approval or ratification, as applicable; (ii) proposed related person transactions involving our general counsel (and/or the general counsel’s immediate family members) will be referred to our chief executive officer for approval; and (iii) proposed related person transactions involving 5% Company shareholders, directors, director nominees or our chief executive officer (and/or their immediate family members) will be referred to the Nominating and Governance Committee of the Board for approval or, if the Nominating and Governance Committee of the Board determines that the approval or ratification of such related person transaction should be considered by all disinterested members of the Board, by the vote of a majority of such disinterested members. Those reviewing proposed related person transactions shall be provided with full details of the proposed related person transaction. All determinations by our chief executive officer and our general counsel under the Related Person Transactions Policy shall be reported to the Nominating and Governance Committee at its next regularly scheduled meeting. The Related Person Transactions Policy was adopted by our Board in September, 2007. Prior to this time, related party transactions (including those discussed below) were not approved pursuant to the Related Person Transactions Policy because the policy was not in effect.

The determinations made under the Related Person Transactions Policy consider all relevant factors when determining whether to approve a related person transaction including, without limitation, the following:

•	the commercial reasonableness of the terms of the proposed transaction;

•	the benefit to the Company;

•	the availability and/or opportunity costs of alternate transactions;

•	the materiality and character of the related person’s (as described above) direct or indirect interest;

•

whether the transaction would, or would be perceived to, present an improper conflict of interest for the related person, taking into account: (i) the business of the Company; (ii) the size of the transaction; (iii) the overall financial position of the related person; (iv) the direct or indirect nature of the related person’s interest in the transaction; (v) whether the transaction is of an ongoing nature; and (vi) any other relevant factors; and

•	if the related person is a director (or an immediate family member of a director), the impact on the director’s independence.

Other Business

Management does not know of any matters to be presented at the meeting other than those mentioned in the Notice of Annual Meeting of Shareholders. However, if other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their judgment on such matters.

Shareholder Proposals for the 2010 Annual Meeting

Shareholders intending to present a proposal at the 2010 annual meeting and have it included in our proxy statement for that meeting must submit the proposal in writing to Kathryn McNamara Corley, Secretary, 2500 Lake Cook Road, Riverwoods, Illinois 60015. We must receive the proposal no later than November 6, 2009.

Shareholders intending to present a proposal at the 2010 annual meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our By-Laws. The By-Laws require, among other things, that our Secretary receive written notice from the record shareholder of intent to present such proposal or nomination no more than 120 days and no less than 90 days prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for the 2010 annual meeting no earlier than December 21, 2009 and no later than January 20, 2010. The notice must contain the information required by the By-Laws, a copy of which is available upon request to our Secretary.

This Proxy Statement is provided to you at the direction of the Board of Directors.

Kathryn McNamara Corley

Executive Vice President,

General Counsel and Secretary

DISCOVER FINANCIAL SERVICES OMNIBUS INCENTIVE PLAN

1.	Purpose. The primary purposes of the Discover Financial Services Omnibus Incentive Plan are to attract, retain and motivate employees, to compensate them for their contributions to the growth and profits of the Company and to encourage them to own Discover Financial Services Stock.

2.	Definitions. Except as otherwise provided in an applicable Award Document, the following capitalized terms shall have the meanings indicated below for purposes of the Plan and any Award:

“Administrator” means the individual or individuals to whom the Committee delegates authority under the Plan in accordance with Section 5(b).

“Award” means any award of Restricted Stock, Restricted Stock Units, Options, SARs or Other Awards (or any combination thereof) made under and pursuant to the terms of the Plan.

“Award Date” means the date specified in a Participant’s Award Document as the grant date of the Award.

“Award Document” means a written document (including in electronic form) that sets forth the terms and conditions of an Award. Award Documents shall be authorized in accordance with Section 12(e).

“Board” means the Board of Directors of Discover.

“Code” means the Internal Revenue Code of 1986, as amended, and the applicable rulings, regulations and guidance thereunder.

“Committee” means the Compensation Committee of the Board, any successor committee thereto or any other committee of the Board appointed by the Board to administer the Plan or to have authority with respect to the Plan, or any subcommittee appointed by such Committee.

“Company” means Discover Financial Services and all of its Subsidiaries.

“Discover” means Discover Financial Services, a Delaware corporation.

“Eligible Individuals” means the individuals described in Section 6 who are eligible for Awards.

“Fair Market Value” means, with respect to a Share, the fair market value thereof as of the relevant date of determination, as determined in accordance with a valuation methodology approved by the Committee.

“Incentive Stock Option” means an Option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Document.

“Option” or “Stock Option” means a right, granted to a Participant pursuant to Section 9, to purchase one Share.

“Other Award” means any other form of award authorized under Section 11 of the Plan, including any such Other Award the receipt of which was elected pursuant to Section 12(a).

“Participant” means an individual to whom an Award has been made.

“Performance Period” shall mean any period designated by the Committee, including any partial year, annual or multi-year period as determined by the Committee in its discretion, during which (i) the Section 162(m) Performance Goals applicable to an Award shall be measured and (ii) the conditions to vesting applicable to an Award shall remain in effect.

“Plan” means the Discover Financial Services Omnibus Incentive Plan, as amended from time to time in accordance with Section 16(e) below.

“Replacement Awards” shall mean an Option or Restricted Stock Units granted in connection with the spin-off of the Company pursuant to the Employee Matters Agreement entered into by the Company and Morgan Stanley as of June 30, 2007.

“Restricted Stock” means Shares granted or sold to a Participant pursuant to Section 7.

“Restricted Stock Unit” means a right, granted to a Participant pursuant to Section 8, to receive one Share or an amount in cash equal to the Fair Market Value of one Share, as authorized by the Committee.

“SAR” means a right, granted to a Participant pursuant to Section 10, to receive upon exercise of such right, in cash or Shares (or a combination thereof) as authorized by the Committee, an amount equal to the increase in the Fair Market Value of one Share over a specified exercise price.

“Section 162(m) Participant” means, for a given fiscal year of Discover, any Participant designated by the Committee as a Participant whose compensation may be subject to the limit on deductible compensation imposed by section 162(m) of the Code (or any successor provisions thereto).

“Section 162(m) Performance Goals” means any one or more of the following measures, each of which may be based on absolute standards or peer industry group comparatives and may be applied at various organizational levels (e.g., corporate, business unit, division): the attainment by a Share of a specified value within or for a specified period of time, earnings per share, earnings before interest expense and taxes, return to stockholders (including dividends), return on equity, earnings, revenues, cash flow or cost reduction goals, operating profit, pretax return on total capital, economic value added, or any combination of the foregoing. The measures may pertain to Performance Periods of any duration, and may be weighted differently for Participants based on their management level and the extent to which their responsibilities are primarily corporate or business unit-related, and may be based in whole or in part on the performance of the Company, a Subsidiary, division and/or other operational unit under one or more of such measures. In the sole discretion of the Committee, but subject to section 162(m) of the Code, the Committee may amend or adjust the Section 162(m) Performance Goals or other terms and conditions of an outstanding Award in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting principles.

“Section 409A” means section 409A of the Code (or any successor provisions thereto).

“Shares” means shares of Stock.

“Stock” means the common stock, par value $0.01 per share, of Discover Financial Services.

“Subsidiary” means (i) a corporation or other entity with respect to which Discover, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation’s board of directors or analogous governing body, or (ii) any other corporation or other entity in which Discover, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for purposes of the Plan.

“Substitute Awards” means Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired (directly or indirectly) by Discover or with which Discover combines.

3.	Effective Date and Term of Plan.

(a)

Effective Date. The Plan shall become effective upon its adoption by the Board, subject to approval by the stockholder(s) of Discover prior to the date the Company Shares are distributed to public shareholders. Prior to such stockholder approval, the Committee may grant Awards conditioned on stockholder approval, but no Shares may be issued or delivered pursuant to any such Award until the stockholder(s) of Discover have approved the Plan. The Plan shall be submitted to public shareholders in accordance with the provisions of section 162(m) of the Code. If such approval of the public shareholders is not obtained in accordance with the provisions of section 162(m) of the Code, the Plan shall thereupon terminate and no further grants or payments may be made hereunder.

(b)	Term of Plan. No Awards may be made under the Plan after the date that is 5 years from the date of shareholder approval.

4.	Stock Subject to Plan.

(a)	Overall Plan Limit. The total number of Shares that may be delivered pursuant to Awards shall be 45,000,000 as calculated pursuant to Section 4(c). The number of Shares available for delivery under the Plan shall be adjusted as provided in Section 4(b). Shares delivered under the Plan may be authorized but unissued shares or treasury shares that Discover acquires in the open market, in private transactions or otherwise.

(b)	Adjustments for Certain Transactions. In the event of a stock split, reverse stock split, stock dividend, recapitalization, reorganization, merger, consolidation, extraordinary dividend or distribution, split-up, spin-off, combination, reclassification or exchange of shares, warrants or rights offering to purchase Stock at a price substantially below Fair Market Value or other change in corporate structure or any other event that affects Discover’s capitalization, the Committee shall equitably adjust (i) the number and kind of shares authorized for delivery under the Plan, including the maximum number of Shares available for stock-based Awards as provided in Section 4(d), the maximum number of Incentive Stock Options as provided in Section 4(e), and (ii) the number and kind of shares subject to any outstanding Award and the exercise or purchase price per share, if any, under any outstanding Award. In the discretion of the Committee, such an adjustment may take the form of a cash payment to a Participant. The Committee shall make all such adjustments, and its determination as to what adjustments shall be made, and the extent thereof, shall be final. Unless the Committee determines otherwise, such adjusted Awards shall be subject to the same vesting schedule and restrictions to which the underlying Award is subject.

(c)	Calculation of Shares Available for Delivery. In calculating the number of Shares that remain available for delivery pursuant to Awards at any time, the following rules shall apply (subject to the limitation in Section 4(e)):

1.	The number of Shares available for delivery shall be reduced by the number of Shares subject to an Award and, in the case of an Award that is not denominated in Shares, the number of Shares actually delivered upon payment or settlement of the Award.

2.	The number of Shares tendered (by actual delivery or attestation) or withheld from an Award to pay the exercise price of the Award or to satisfy any tax withholding obligation or liability of a Participant shall be added back to the number of Shares available for delivery pursuant to Awards.

3.	The number of Shares in respect of any portion of an Award that is canceled or that expires without having been paid or settled by the Company shall be added back to the number of Shares available for delivery pursuant to Awards to the extent such Shares were counted against the Shares available for delivery pursuant to clause (1).

4.	If an Award is settled or paid by the Company in whole or in part through the delivery of consideration other than Shares, or by delivery of fewer than the full number of Shares that was counted against the Shares available for delivery pursuant to clause (1), there shall be added back to the number of Shares available for delivery pursuant to Awards the excess of the number of Shares that had been so counted over the number of Shares (if any) actually delivered upon payment or settlement of the Award.

(d)	Individual Limits on Stock-Based Awards. The maximum number of Shares that may be subject to Options or SARs granted to or elected by a Participant in any fiscal year shall be 2,000,000 Shares. The limitation imposed by this Section 4(d) shall not include Options or SARs granted to a Participant pursuant to section 162(m) Performance Goals. The maximum number of Shares that may be subject to Restricted Stock or Restricted Stock Units granted to or elected by a Participant in any fiscal year shall be 1,000,000 Shares.

(e)	ISO Limit. The full number of Shares available for delivery under the Plan may be delivered pursuant to Incentive Stock Options, except that in calculating the number of Shares that remain available for Awards of Incentive Stock Options, the rules set forth in Section 4(c) shall not apply to the extent not permitted by section 422 of the Code.

5.	Administration.

(a)	Committee Authority Generally. The Committee shall administer the Plan and shall have full power and authority to make all determinations under the Plan, subject to the express provisions hereof, including without limitation: (i) to select Participants from among the Eligible Individuals; (ii) to make Awards; (iii) to determine the number of Shares subject to each Award or the cash amount payable in connection with an Award; (iv) to establish the terms and conditions of each Award, including, without limitation, those related to vesting, cancellation, payment and exercisability; (v) to specify and approve the provisions of the Award Documents delivered to Participants in connection with their Awards; (vi) to construe and interpret any Award Document delivered under the Plan; (vii) to prescribe, amend and rescind rules and procedures relating to the Plan; (viii) to make all determinations necessary or advisable in administering the Plan and Awards, including without limitation determinations as to whether (and if so as of what date) a Participant has commenced, or has experienced a termination of, employment; (ix) to vary the terms of Awards to take account of securities law and other legal or regulatory requirements of jurisdictions in which Participants work or reside or to procure favorable tax treatment for Participants; and (x) to formulate such procedures as it considers to be necessary or advisable for the administration of the Plan.

(b)	Delegation. To the extent not prohibited by applicable laws or rules of the New York Stock Exchange, the Committee may from time to time delegate some or all of its authority under the Plan to one or more Administrators consisting of one or more members of the Committee as a subcommittee or subcommittees thereof or of one or more members of the Board who are not members of the Committee or one or more officers of the Company (or of any combination of such persons). Any such delegation shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. The Committee may at any time rescind all or part of the authority delegated to an Administrator or appoint a new Administrator. At all times, an Administrator appointed under this Section 5(b) shall serve in such capacity at the pleasure of the Committee. Any action undertaken by an Administrator in accordance with the Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to an Administrator.

(c)	Authority to Construe and Interpret. The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.

(d)

Committee Discretion. All of the Committee’s determinations in carrying out, administering, construing and interpreting the Plan shall be made or taken in its sole discretion and shall be final, binding and conclusive for all purposes and upon all persons. In the event of any disagreement between the Committee and an Administrator, the Committee’s determination on such matter shall be final and binding on all interested persons, including any Administrator. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Documents, as to the persons receiving Awards under the Plan, and the terms and provisions of Awards under the Plan.

(e)	No Liability. Subject to applicable law: (i) no member of the Committee or any Administrator shall be liable for anything whatsoever in connection with the exercise of authority under the Plan or the administration of the Plan except such person’s own willful misconduct; (ii) under no circumstances shall any member of the Committee or any Administrator be liable for any act or omission of any other member of the Committee or an Administrator; and (iii) in the performance of its functions with respect to the Plan, the Committee and an Administrator shall be entitled to rely upon information and advice furnished by the Company’s officers, the Company’s accountants, the Company’s counsel and any other party the Committee or the Administrator deems necessary, and no member of the Committee or any Administrator shall be liable for any action taken or not taken in good faith reliance upon any such advice.

6.	Eligibility. Eligible Individuals shall include all officers and other employees (including prospective employees) of the Company, as the Committee in its sole discretion may select form time to time. Any Award made to a prospective employee shall be conditioned upon, and effective not earlier than, such person’s becoming an employee. Members of the Board who are not Company employees will not be eligible to receive Awards under the Plan. An individual’s status as an Administrator will not affect his or her eligibility to receive Awards under the Plan. In connection with the spin-off of the Company, certain current and former employees of Morgan Stanley will receive Replacement Awards.

7.	Restricted Stock. An Award of Restricted Stock shall be subject to the terms and conditions established by the Committee in connection with the Award and specified in the applicable Award Document. Restricted Stock may, among other things, be subject to restrictions on transfer, vesting requirements or cancellation under specified circumstances.

8.	Restricted Stock Units. An Award of Restricted Stock Units shall be subject to the terms and conditions established by the Committee in connection with the Award and specified in the applicable Award Document. Each Restricted Stock Unit awarded to a Participant shall correspond to one Share. Upon satisfaction of the terms and conditions of the Award, a Restricted Stock Unit will be payable, at the discretion of the Committee, in Stock or in cash equal to the Fair Market Value on the payment date of one Share. As a holder of Restricted Stock Units, a Participant shall have only the rights of a general unsecured creditor of Discover. A Participant shall not be a stockholder with respect to the Shares underlying Restricted Stock Units unless and until the Restricted Stock Units convert to Shares. Restricted Stock Units may, among other things, be subject to restrictions on transfer, vesting requirements or cancellation under specified circumstances.

9.	Options.

(a)

Options Generally. An Award of Options shall be subject to the terms and conditions established by the Committee in connection with the Award and specified in the applicable Award Document. The Committee shall establish (or shall authorize the method for establishing) the exercise price of all Options awarded under the Plan, except that the exercise price of an Option shall not be less than 100% of the Fair Market Value of one Share on the Award Date. Notwithstanding the foregoing, the exercise price of an Option that is a Substitute Award may be less than the Fair Market Value per Share on the Award Date, provided that such substitution complies with applicable laws and regulations, including the listing requirements of the New York Stock Exchange and Section 409A or section 424 of the Code, as applicable. Upon satisfaction of the conditions to exercisability of the Award, a Participant shall be entitled to exercise the Options included in the Award and to have delivered, upon Discover’s receipt of payment of the exercise price and completion of any other conditions or procedures specified by Discover, the number of

Shares in respect of which the Options shall have been exercised. Options may be either nonqualified stock options or Incentive Stock Options. Options and the Shares acquired upon exercise of Options may, among other things, be subject to restrictions on transfer, vesting requirements or cancellation under specified circumstances.

(b)	Prohibition on Restoration Option Grants. Anything in the Plan to the contrary notwithstanding, the terms of an Option (other than a Replacement Option) shall not provide that a new Option will be granted, automatically and without additional consideration in excess of the exercise price of the underlying Option, to a Participant upon exercise of the Option.

(c)	Prohibition on Repricing of Options and SARs. Anything in the Plan to the contrary notwithstanding, the Committee may not reprice any Option or SAR. “Reprice” means any of the following or any other action that has the same effect: (i) amending an Option or SAR to reduce its exercise price, (ii) canceling an Option or SAR at a time when its exercise price exceeds the Fair Market Value of one Share in exchange for an Option, SAR, Restricted Stock, Restricted Stock Unit or other equity award, unless the cancellation or exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; or (iii) taking any other action that is treated as a repricing under generally accepted accounting principles; provided, however, that adjustments pursuant to Section 4(b) shall not be deemed to be a repricing that is prohibited by this Section 9(c).

(d)	Payment of Exercise Price. Subject to the provisions of the applicable Award Document and to the extent authorized by rules and procedures of Discover from time to time, the exercise price of the Option may be paid in cash, by actual delivery or attestation to ownership of freely transferable Shares already owned by the person exercising the Option, or by such other means as Discover may authorize.

(e)	Maximum Term on Stock Options and SARs. No Option or SAR shall have an expiration date that is later than the tenth anniversary of the Award Date thereof.

10.	SARs. An Award of SARs shall be subject to the terms and conditions established by the Committee in connection with the Award and specified in the applicable Award Document. The Committee shall establish (or shall authorize the method for establishing) the exercise price of all SARs awarded under the Plan, except that the exercise price of a SAR shall not be less than 100% of the Fair Market Value of one Share on the Award Date. Notwithstanding the foregoing, the exercise price of any SAR that is a Substitute Award may be less than the Fair Market Value of one Share on the Award Date, subject to the same conditions set forth in Section 9(a) for Options that are Substitute Awards. Upon satisfaction of the conditions to the payment of the Award, each SAR shall entitle a Participant to an amount, if any, equal to the Fair Market Value of one Share on the date of exercise over the SAR exercise price specified in the applicable Award Document. At the discretion of the Committee, payments to a Participant upon exercise of a SAR may be made in Shares, cash or a combination thereof. SARs and the Shares that may be acquired upon exercise of SARs may, among other things, be subject to restrictions on transfer, vesting requirements or cancellation under specified circumstances.

11.

Other Awards. The Committee shall have the authority to establish the terms and provisions of other forms of equity-based or equity-related Awards (such terms and provisions to be specified in the applicable Award Document) not described above that the Committee determines to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for (i) cash or Stock payments based in whole or in part on the value or future value of Stock or on any amount that Discover pays as dividends or otherwise distributes with respect to Stock, (ii) the acquisition or future acquisition of Stock, (iii) cash or Stock payments (including payment of dividend equivalents in cash or Stock) based on one or more criteria determined by the Committee unrelated to the value of Stock, or (iv) any combination of the foregoing. The Committee also shall have the authority, without limitation, to grant annual cash incentive awards to Eligible Individuals and to establish the terms and provisions of such cash incentive awards, including the establishment of Section 162(m) Performance

Goals for any cash incentive award; provided, however, that in no event shall the amount of a cash award payable to a Participant on account of attainment of Section 162(m) Performance Goals for any Performance Period exceed $10,000,000 (Ten Million Dollars). Awards pursuant to this Section 11 may, among other things, be made subject to restrictions on transfer, vesting requirements or cancellation under specified circumstances. All cash incentive awards shall be payable to the Participant as soon as practicable after the end of the applicable fiscal year, but in no event later than March 15th of the year immediately following the fiscal year for which it was earned.

12.	General Terms and Provisions.

(a)	Awards in General. Awards may, in the discretion of the Committee, be made in substitution in whole or in part for cash or other compensation payable to an Eligible Individual. In accordance with rules and procedures authorized by the Committee, an Eligible Individual may elect one form of Award in lieu of any other form of Award, or may elect to receive an Award in lieu of all or part of any compensation that otherwise might have been paid to such Eligible Individual; provided, however, that any such election shall not require the Committee to make any Award to such Eligible Individual. Any such substitute or elective Awards shall have terms and conditions consistent with the provisions of the Plan applicable to such Award. Awards may be granted in tandem with, or independent of, other Awards. The grant, vesting or payment of an Award may, among other things, be conditioned on the attainment of Section 162(m) Performance Goals.

(b)	Discretionary Awards. All grants of Awards and deliveries of Shares, cash or other property under the Plan shall constitute a special discretionary incentive payment to the Participant and shall not be required to be taken into account in computing the amount of salary, wages or other compensation of the Participant for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company or other benefits from the Company or under any agreement with the Participant, unless Discover specifically provides otherwise.

(c)	Dividends and Distributions. If Discover pays any dividend or makes any distribution to holders of Stock, the Committee may in its discretion authorize payments (which may be in cash, Stock (including Restricted Stock) or Restricted Stock Units or a combination thereof) with respect to the Shares corresponding to an Award, or may authorize appropriate adjustments to outstanding Awards, to reflect such dividend or distribution. The Committee may make any such payments subject to vesting, deferral, restrictions on transfer or other conditions.

(d)	Deferrals. In accordance with the procedures authorized by, and subject to the approval of, the Committee, Participants may be given the opportunity to defer the payment or settlement of an Award to one or more dates selected by the Participant.

(e)	Award Documentation and Award Terms. The terms and conditions of an Award shall be set forth in an Award Document authorized by the Committee. The Award Document shall include any vesting, exercisability, payment and other restrictions applicable to an Award (which may include, without limitation, the effects of termination of employment, cancellation of the Award under specified circumstances, restrictions on transfer or provision for mandatory resale to the Company).

(f)

Awards to Section 162(m) Participants. Except for Options and SARs the shares underlying which are counted against the individual limit set forth in Section 4(d), all Awards to Section 162(m) Participants shall be made pursuant to the attainment of Section 162(m) Performance Goals within the specified Performance Period, as certified by the Committee in accordance with the requirements of section 162(m) of the Code. Awards to Section 162(m) Participants shall be evidenced by an Award Document which shall provide for the forfeiture of all or a portion of such Award if the specified Section 162(m) Performance Goals are not satisfied during the Specified Performance Period and shall specify whether such Award may be settled in Shares, Restricted

Stock, Restricted Stock Units, cash or a combination thereof. Without any further action by the Board or the Committee, this Section 12(f) shall cease to apply on the effective date of the repeal of section 162(m) of the Code (and any successor provision thereto).

(g)	Replacement Awards. Notwithstanding anything in this Plan to the contrary, any Award that is intended to be a Replacement Award granted in connection with the spin-off of the Company shall be subject to the same terms and conditions as the original Morgan Stanley award to which it relates; provided, however that such awards shall be administered by the Committee.

13.	Certain Restrictions.

(a)	Stockholder Rights. No Participant (or other persons having rights pursuant to an Award) shall have any of the rights of a stockholder of Discover with respect to Shares subject to an Award until the delivery of the Shares, which shall be effected by entry of the Participant’s (or other person’s) name in the share register of Discover or by such other procedure as may be authorized by Discover. Except as otherwise provided in Section 4(b) or 12(c), no adjustments shall be made for dividends or distributions on, or other events relating to, Shares subject to an Award for which the record date is prior to the date such Shares are delivered. Except for the risk of cancellation and any restrictions on transfer that may apply to certain Shares (including restrictions relating to any dividends or other rights) as may be set forth in the applicable Award Document, the Participant shall be the beneficial owner of any Shares delivered to the Participant in connection with an Award and, upon such delivery shall be entitled to all rights of ownership, including, without limitation, the right to vote the Shares and to receive cash dividends or other dividends (whether in Shares, other securities or other property) thereon.

(b)	Transferability. No Award granted under the Plan shall be transferable, whether voluntarily or involuntarily, other than by will or by the laws of descent and distribution; provided that, except with respect to Incentive Stock Options, the Committee may permit transfers on such terms and conditions as it shall determine. During the lifetime of a Participant to whom Incentive Stock Options were awarded, such Incentive Stock Options shall be exercisable only by the Participant.

14.	Foreign Employees. Without amending this Plan, the Committee may grant Awards to eligible persons who are foreign nationals on such terms and conditions different from those specified in this Plan, including the terms of any plan, adopted by any Subsidiary to comply with, or take advantage of favorable tax or other treatment available under, the law of any foreign jurisdiction, as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

15.	Representation; Compliance with Law. The Committee may condition the grant, exercise, settlement or retention of any Award on the Participant making any representations required in the applicable Award Document. Each Award shall also be conditioned upon the making of any filings and the receipt of any consents or authorizations required to comply with, or required to be obtained under, applicable law.

16.	Miscellaneous Provisions.

(a)

Satisfaction of Obligations. As a condition to the making or retention of any Award, the vesting, exercise or payment of any Award or the lapse of any restrictions pertaining thereto, Discover may require a Participant to pay such sum to the Company as may be necessary to discharge the Company’s obligations with respect to any taxes, assessments or other governmental charges (including FICA and other social security or similar tax) imposed on property or income received by a Participant pursuant to the Plan or to satisfy any obligation that the Participant owes to the Company. In accordance with rules and procedures authorized by Discover, (i) such payment may be in the form of cash or other property, and (ii) in satisfaction of such taxes, assessments or other governmental charges or of other obligations that a Participant owes to the Company, Discover may make available for delivery a lesser number of Shares in payment or settlement of an Award, may withhold from any payment or distribution of an Award, may permit a Participant to tender previously owned Shares, or may enter into any other suitable arrangements to satisfy such withholding or other obligation.

(b)	No Right to Continued Employment. Neither the Plan nor any Award shall give rise to any right on the part of any Participant to continue in the employ of the Company.

(c)	Headings. The headings of sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

(d)	Governing Law. The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to any conflicts or choice of law, rule or principle that might otherwise refer the interpretation of the award to the substantive law of another jurisdiction.

(e)	Amendments and Termination. The Board or Committee may modify, amend, suspend or terminate the Plan in whole or in part at any time and may modify or amend the terms and conditions of any outstanding Award (including by amending or supplementing the relevant Award Document at any time); provided, however, that no such modification, amendment, suspension or termination shall, without a Participant’s consent, materially adversely affect that Participant’s rights with respect to any Award previously made; and provided, further, that the Committee shall have the right at any time, without a Participant’s consent and whether or not the Participant’s rights are materially adversely affected thereby, to amend or modify the Plan or any Award under the Plan in any manner that the Committee considers necessary or advisable to comply with any law, regulation, ruling, judicial decision, accounting standards, regulatory guidance or other legal requirement. Notwithstanding the preceding sentence, neither the Board nor the Committee may accelerate the payment or settlement of any Award, including, without limitation, any Award subject to a prior deferral election, that constitutes a deferral of compensation for purposes of Section 409A except to the extent such acceleration would not result in the Participant incurring interest or additional tax under Section 409A. No amendment to the Plan may render any Board member who is not a Company employee eligible to receive an Award at any time while such member is serving on the Board. To the extent required by applicable law or the rules of the New York Stock Exchange, amendments to the Plan shall not be effective unless they are approved by Discover’s stockholders.

(f)	Section 409A. This Plan and all Awards granted hereunder (including all adjustments, substitutions, dividends, valuations and distributions, and deferrals hereunder) are intended to be exempt from or comply with Section 409A pursuant to the guidance issued thereunder by the U.S. Internal Revenue Service in all respects and shall be administered in a manner consistent with such intent. If an unintentional operational failure occurs with respect to Section 409A requirements, any affected Participant or beneficiary shall fully cooperate with the Company to correct the failure, to the extent possible, in accordance with any correction procedure established by the U.S. Internal Revenue Service. Any reference herein to Section 409A shall be interpreted to refer to any successor section of the Code or other guidance issued by the U.S. Internal Revenue Service, as appropriate.

DISCOVER FINANCIAL SERVICES

2500 Lake Cook Road, Riverwoods, Illinois 60015

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Tuesday, April 21, 2009

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.discoverfinancial.com/proxy

DISCOVER FINANCIAL SERVICES	This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 10, 2009 to facilitate timely delivery.

Dear Discover Financial Services Shareholder:

The 2009 Annual Meeting of Shareholders of Discover Financial Services (the “Company”) will be held at the Company’s corporate headquarters located at 2500 Lake Cook Road, Riverwoods, Illinois 60015 on Tuesday, April 21, 2009, at 9:00 a.m. local time.

Proposals to be considered at the Annual Meeting:

(1)	Elect the members of the Board of Directors named in the Proxy Statement.
(2)	Approve the Discover Financial Services Amended and Restated 2007 Omnibus Incentive Plan.
(3)	Ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm.
(4)	Transact any other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Management recommends a vote “FOR” Items 1, 2 and 3.

The Board of Directors has fixed the close of business on February 23, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER

You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number

43280/43378

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

Meeting Location:

Discover Financial Services

2500 Lake Cook Road

Riverwoods, IL 60015

You can find directions to the Annual Meeting at: http://www.discoverfinancial.com

The following Proxy Materials are available for you to review online:

•	the Company’s 2009 Proxy Statement (including all attachments thereto);
•	the Proxy Card;
•	the Company Annual Report for the year ended November 30, 2008 (which is not deemed to be part of the official proxy soliciting materials); and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials, (you must reference your 11 digit control number)

Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688),
Email:	shrrelations@bnymellon.com
Internet:	http://www.discoverfinancial.com/proxy.

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST

A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for Discover Financial Services are available to review at:

http://www.discoverfinancial.com/proxy

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET

Use the Internet to vote your shares. Have this card in hand when you access the above web site.

On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares.

43280/43378

43478 — Discover Financial Services — Proxy Card	Proof 2 — 02/24/09 — 19:30

Discover Financial Services’ Board recommends a vote “FOR” each nominee listed below and “FOR” Proposals 2 and 3.

Please mark your votes as indicated in this example	☒

1. ELECTION OF DIRECTORS

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

1.1 Jeffrey S. Aronin	☐	☐	☐	1.5 Cynthia A. Glassman	☐	☐	☐	1.9 David W. Nelms	☐	☐	☐

1.2 Mary K. Bush	☐	☐	☐	1.6 Richard H. Lenny	☐	☐	☐	1.10 E. Follin Smith	☐	☐	☐

1.3 Gregory C. Case	☐	☐	☐	1.7 Thomas G. Maheras	☐	☐	☐	1.11 Lawrence A. Weinbach	☐	☐	☐

1.4 Robert M. Devlin	☐	☐	☐	1.8 Michael H. Moskow	☐	☐	☐
								2. To approve the Discover Financial Services Amended and Restated 2007 Omnibus Incentive Plan.	☐	☐	☐

								3. To ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm.	☐	☐	☐

Mark Here for Address Change or Comments SEE REVERSE	☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲  FOLD AND DETACH HERE  ▲

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

OR
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders

The Proxy Statement and the 2008 Annual Report to Stockholders are available at:

http://www.discoverfinancial.com/proxy

43478/43280

PRINT AUTHORIZATION		(THIS BOXED AREA DOES NOT PRINT)

To commence printing on this proxy card please sign, date and fax this card to: 212-709-3287

SIGNATURE:	DATE:	TIME:

43478 — Discover Financial Services — Proxy Card	Proof 2 — 02/24/09 — 19:30

DISCOVER FINANCIAL SERVICES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE 2009 ANNUAL MEETING OF SHAREHOLDERS, APRIL 21, 2009

The undersigned hereby appoints Kathryn McNamara Corley and Simon Halfin, and each of them, attorneys and proxies with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of Discover Financial Services that the undersigned is entitled in any capacity to vote if personally present at the 2009 Annual Meeting of Shareholders to be held on April 21, 2009 and at any adjournments or postponements thereof, in accordance with the instructions set forth on the reverse and with the same effect as though the undersigned were present in person and voting such shares. The proxies are authorized in their discretion to vote for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting.

PLEASE RETURN THIS PROXY CARD AFTER SIGNING AND DATING IT.

THIS PROXY WILL BE VOTED AS DIRECTED. IF THIS PROXY IS SIGNED, BUT NO DIRECTION IS MADE, IT WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF DISCOVER FINANCIAL SERVICES’ BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)

BNY MELLON SHAREOWNER SERVICES
Address Change/Comments	P.O. BOX 3550
(Mark the corresponding box on the reverse side)	SOUTH HACKENSACK, NJ 07606-9250

▲ FOLD AND DETACH HERE ▲

43478/43280

Discover Financial Services’ Board recommends a vote “FOR” each nominee listed below and “FOR” Proposals 2 and 3.

Please mark your votes as indicated in this example	☒

1. ELECTION OF DIRECTORS

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

1.1 Jeffrey S. Aronin	☐	☐	☐	1.5 Cynthia A. Glassman	☐	☐	☐	1.9 David W. Nelms	☐	☐	☐

1.2 Mary K. Bush	☐	☐	☐	1.6 Richard H. Lenny	☐	☐	☐	1.10 E. Follin Smith	☐	☐	☐

1.3 Gregory C. Case	☐	☐	☐	1.7 Thomas G. Maheras	☐	☐	☐	1.11 Lawrence A. Weinbach	☐	☐	☐

1.4 Robert M. Devlin	☐	☐	☐	1.8 Michael H. Moskow	☐	☐	☐
								2. To approve the Discover Financial Services Amended and Restated 2007 Omnibus Incentive Plan.	☐	☐	☐

								3. To ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm.	☐	☐	☐

Mark Here for Address Change or Comments SEE REVERSE	☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲  FOLD AND DETACH HERE  ▲

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

OR
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders

The Proxy Statement and the 2008 Annual Report to Stockholders are available at:

http://www.discoverfinancial.com/proxy

44057/43378-gr

DISCOVER FINANCIAL SERVICES

THIS VOTING INSTRUCTION FORM IS BEING PROVIDED TO YOU ON BEHALF OF THE

BOARD OF DIRECTORS FOR THE 2009 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 21, 2009

DISCOVER FINANCIAL SERVICES 2009 VOTING INSTRUCTION FORM FOR PARTICIPANTS

IN THE DISCOVER FINANCIAL SERVICES 401(k) PLAN

I hereby direct the Bank of New York Mellon (“Mellon”), as the trustee under the Discover Financial Services 401(k) Plan (the “401(k) Plan”), to vote, in person or by proxy, all of the shares of Discover Financial Services’ common stock in my account(s) in the 401(k) Plan at the 2009 Annual Meeting of Shareholders to be held on April 21, 2009, and at any and all adjournments or postponements thereof, as indicated on the reverse, and, in its (or the proxies’) discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting.

I understand that, (A) if I sign, date, and return this card, Mellon will vote or grant proxies in accordance with the Board of Directors’ recommendation as to each proposal for which I do not give voting instructions, (B) Mellon will vote or grant proxies for all undirected (other than pursuant to clause (A)) and/or forfeited shares, as applicable, in the same respective proportion as the shares of all participants who have timely delivered properly executed voting instructions, and (C) Mellon will hold my voting instructions in confidence to the extent required by applicable law or regulations or the governing instrument.

Voting instructions must be received by midnight on April 16, 2009 for shares to be voted in accordance with your instructions.

(Continued and to be marked, dated and signed, on the other side)

BNY MELLON SHAREOWNER SERVICES
Address Change/Comments (Mark the corresponding box on the reverse side)	P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

▲    FOLD AND DETACH HERE    ▲

44057/43378-gr

43378B — Discover Financial Services — Proxy Card BL	Proof 2a — 02/24/09 — 23:35

Discover Financial Services’ Board recommends a vote “FOR” each nominee listed below and “FOR” Proposals 2 and 3.
										Please mark your votes as indicated in this example	☒
1. ELECTION OF DIRECTORS

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

1.1 Jeffrey S. Aronin	☐	☐	☐	1.5 Cynthia A. Glassman	☐	☐	☐	1.9 David W. Nelms	☐	☐	☐
1.2 Mary K. Bush	☐	☐	☐	1.6 Richard H. Lenny	☐	☐	☐	1.10 E. Follin Smith	☐	☐	☐
1.3 Gregory C. Case	☐	☐	☐	1.7 Thomas G. Maheras	☐	☐	☐	1.11 Lawrence A.Weinbach	☐	☐	☐
1.4 Robert M. Devlin	☐	☐	☐	1.8 Michael H. Moskow	☐	☐	☐
								2. To approve the Discover Financial Services Amended and Restated 2007 Omnibus Incentive Plan.	☐	☐	☐

								3. To ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm.	☐	☐	☐
					Mark Here for Address Change or Comments SEE REVERSE		☐

Signature	Signature	Date
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲  FOLD AND DETACH HERE  ▲

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

OR

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders

The Proxy Statement and the 2008 Annual Report to Stockholders are available at:

http://www.discoverfinancial.com/proxy

43378/tbd-bl

PRINT AUTHORIZATION		(THIS BOXED AREA DOES NOT PRINT)

To commence printing on this proxy card please sign, date and fax this card to: 212-709-3287

SIGNATURE:	DATE:	TIME:

43378B — Discover Financial Services — Proxy Card BL	Proof 2a — 02/24/09 — 20:35

DISCOVER FINANCIAL SERVICES

THIS VOTING INSTRUCTION FORM IS BEING PROVIDED TO YOU ON BEHALF OF THE

BOARD OF DIRECTORS FOR THE 2009 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 21, 2009

DISCOVER FINANCIAL SERVICES 2009 VOTING INSTRUCTION FORM FOR PARTICIPANTS IN THE

MORGAN STANLEY 401(K) PLAN

I hereby direct The Bank of New York Mellon (“Mellon”), as the trustee under the Morgan Stanley 401(k) Plan (the “401(k) Plan”), to vote, in person or by proxy, all of the shares of Discover Financial Services’ common stock in my account(s) in the 401(k) Plan at the 2009 Annual Meeting of Shareholders to be held on April 21, 2009, and at any and all adjournments or postponements thereof, as indicated on the reverse, and, in its (or the proxies’) discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting.

I understand that, (A) if I sign, date, and return this card, Mellon will vote or grant proxies in accordance with the Board of Directors’ recommendation as to each proposal for which I do not give voting instructions, (B) Mellon will vote or grant proxies for all undirected (other than pursuant to clause (A)) and/or forfeited shares, as applicable, in the same respective proportion as the shares of all participants who have timely delivered properly executed voting instructions, and (C) Mellon will hold my voting instructions in confidence to the extent required by applicable law or regulations or the governing instrument.

Voting instructions must be received by midnight on April 16, 2009 for shares to be voted in accordance with your instructions.

(Continued and to be marked, dated and signed, on the other side)

BNY MELLON SHAREOWNER SERVICES
Address Change/Comments (Mark the corresponding box on the reverse side)	P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

▲ FOLD AND DETACH HERE ▲ 43378/tbd-bl